     As filed with the Securities and Exchange Commission on March __, 1999
                        Securities Act File No. 33-52742
                  Investment Company Act File Act No. 811-7238
  ============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                  PRE-EFFECTIVE AMENDMENT NO.                             |_|
                  POST-EFFECTIVE AMENDMENT NO. 20                         |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|
                                AMENDMENT NO. 22
                        (Check appropriate box or boxes)

                             SUNAMERICA SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                              Susan L. Harris, Esq.
                    Senior Vice President and General Counsel
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                                919 Third Avenue
                               New York, NY 10022

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective (check appropriate box)
                    |_| immediately upon filing pursuant to paragraph (b) |X| on (March 31, 1999) pursuant to paragraph (b)
                    |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
                    |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

                  If appropriate, check the following box:
                    |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 ----------------------------------------------

                                   PROSPECTUS

                                 MARCH 30, 1999

                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Utility Portfolio
                  --    Equity Income Portfolio
                  --    Equity Index Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Real Estate Portfolio
                  --    Small Company Value Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio

                 ----------------------------------------------
                              [SUN AMERICA LOGO]
                 ----------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     29

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET
  PORTFOLIO.................................................     30

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     30

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     30

  Investment Strategies.....................................     30

GLOSSARY....................................................     42

  Investment Terminology....................................     42

  Risk Terminology..........................................     44

OTHER INFORMATION...........................................     46

  Year 2000.................................................     46

MANAGEMENT..................................................     47

  Investment Adviser and Manager............................     47

  Information about the Subadvisers.........................     49

  Portfolio Management......................................     51

  Custodian, Transfer and Dividend Paying Agent.............     63

FINANCIAL HIGHLIGHTS........................................     63

FOR MORE INFORMATION........................................     68

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS
      --------------------------------------------------------------------


      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's twenty-six separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 30, and the glossary that follows on page 42.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests primarily in investment
    Portfolio               only moderate price risk    grade fixed income securities
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests in high quality fixed
                            emphasizing current         income securities of U.S. and
                            income and, to a lesser     foreign issuers and transactions in
                            extent, capital             foreign currencies
                            appreciation
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests primarily in intermediate
    Portfolio               secondarily, capital        and long-term corporate
                            appreciation                obligations, emphasizing
                                                        higher-yielding, higher-risk,
                                                        lower-rated or unrated securities
                                                        (junk bonds) with a primary focus
                                                        on "B" rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests primarily in high-yielding
    Portfolio               secondarily, capital        fixed income securities (junk
                            appreciation                bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------


                                         Q&A
         FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.
         YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
         INCOME is interest payments from bonds or dividends from stocks. TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

         "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal                   portfolio of stocks and bonds, with
                                                        at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------
    Utility Portfolio       high current income and     invests primarily in equity and
                            moderate capital            debt securities of utility
                            appreciation                companies
  ----------------------------------------------------------------------------------------------


                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Equity Income           long-term capital           invests primarily in equity
    Portfolio               appreciation and income     securities that are expected to pay
                                                        above-average dividends
  ----------------------------------------------------------------------------------------------


    Equity Index Portfolio  investment results that     invests primarily in common stocks
                            correspond with the         included in the S&P 500(R)
                            performance of the
                            Standard & Poor's 500(R)
                            Composite Stock Price
                            Index ("S&P 500(R)")
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Venture Value           growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see "Additional information
                                                        about the "Dogs" of Wall Street
                                                        Portfolio" for a detailed
                                                        description of the Portfolio's
                                                        Investment Strategy)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------


         BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

         ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

         CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




         INDEX PORTFOLIOS typically are comprised of securities that make up or represent a target index; the primary objective is to mirror the investment results of the index.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ----------------------------------------------------------------------------------------------
    Putnam Growth           long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ----------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests primarily in securities of
                            combination of growth       companies principally engaged in or
                            and income                  related to the real estate industry
                                                        or that own significant real estate
                                                        assets or that primarily invest in
                                                        real estate financial instruments
  ----------------------------------------------------------------------------------------------
    Small Company Value     capital appreciation        invests in a broadly diversified
    Portfolio                                           portfolio of equity securities of
                                                        small companies generally with
                                                        market capitalizations of less than
                                                        $1 billion
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of medium-sized
                                                        companies, generally with market
                                                        capitalizations between $1 billion
                                                        and $5 billion, that its Subadviser
                                                        believes have above-average growth
                                                        potential
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small growth companies
                                                        with market capitalizations under
                                                        $1 billion
  ----------------------------------------------------------------------------------------------


                            INTERNATIONAL PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests (in accordance with country
    Diversified Equities    appreciation                and sector weightings determined by
    Portfolio                                           its Subadviser) in common stocks of
                                                        foreign issuers that, in the
                                                        aggregate, replicate broad country
                                                        and sector indices
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests primarily in common stocks
    Portfolio               appreciation                and other equity securities of
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        prospects primarily in emerging
                                                        markets outside the U.S.
  ----------------------------------------------------------------------------------------------


         A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have an historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
         A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price- earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
         MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.
         INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



         AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?



A: The following section describes the principal risks of each Portfolio, while the chart on page 31 describes various additional risks.


    Risks of Investing in Equity Securities


    The EQUITY INCOME, EQUITY INDEX, GROWTH-INCOME, FEDERATED VALUE, VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance.


    Risks of Investing in Junk Bonds



    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME, EQUITY INDEX, ALLIANCE GROWTH, PUTNAM GROWTH, REAL ESTATE, SMALL COMPANY VALUE, MFS MID-CAP, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS may also invest in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.


    Risks of Investing in Money Market Securities


    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value of $1.00.


    Risks of Investing Internationally


    Except for the Cash Management Portfolio, all of the Portfolios may invest internationally, including in "emerging market" countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the Cash Management Portfolio and are primary risks of the

    GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.


    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the SMALL COMPANY VALUE, GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.



    Risks of a "Passively Managed" Strategy


    Each of the EQUITY INDEX, "DOGS" OF WALL STREET and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities


    The UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices.


    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities


    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts (REITs).


    Risks of Investing in "Non-Diversified" Portfolios


    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.


    Additional Principal Risks


    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. The "DOGS" OF WALL STREET, THE EQUITY INCOME, the EQUITY INDEX, the SMALL COMPANY VALUE, and the MFS MID-CAP GROWTH PORTFOLIOS have not been in existence for a full calendar year.


--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                                                       CASH MANAGEMENT PORTFOLIO
                                                                       -------------------------
1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%


During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ended 06/30/95) and the lowest return for a quarter was 0.64% (quarter ended 3/31/94).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE   PAST FIVE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)                        YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------
 Cash Management Portfolio                                    5.05%      4.89%         4.52%
-----------------------------------------------------------------------------------------------



(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

         1994                1995           1996           1997           1998
        -3.19%              17.78%          4.49%         10.90%          6.05%


During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94).

--------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio                                   6.05%         6.98%         6.78%
------------------------------------------------------------------------------------------------
 Lipper Corporate BBB Rated Index(2)                        6.41%         6.65%         6.82%
------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(3)                    8.59%         7.74%         7.65%
------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                         8.67%         7.28%         7.10%
------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.



(2) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.



(3) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.



(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

         1994                1995           1996           1997           1998
        -4.65%              17.64%          9.36%         10.03%         10.87%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94).
--------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                      10.87%         8.40%        8.52%
------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index(2)                11.41%        10.29%       10.15%
------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

         1994                1995           1996           1997           1998
        -5.52%              14.24%         14.57%         14.42%         -2.95%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio                                  -2.95%        6.55%         7.73%
------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                    3.67%        9.40%        10.40%
------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

            1995                   1996             1997             1998
          -20.97%                 25.32%           15.54%           -17.07%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Worldwide High Income Portfolio                                -17.07%           8.78%
-----------------------------------------------------------------------------------------
 First Boston High Yield Bond Index(2)                            0.58%          10.07%
-----------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(3)                                       -11.05%          13.90%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                                -4.61%          12.33%
-----------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.



(2) The First Boston High Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.



(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.



(4) The Blended Index combines 50% of the First Boston High Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                       1997                                   1998
                      24.48%                                 24.61%


During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.24% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                  24.61%           23.17%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                  28.58%           28.83%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                              8.67%            9.61%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               19.57%           19.77%
-----------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.



(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

            1995                   1996             1997             1998
           27.64%                  9.94%           16.90%           19.53%


During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -4.95% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 MFS Total Return Portfolio(2)                                  19.53%          17.42%
-----------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                  28.58%          28.35%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                              8.67%           9.66%
-----------------------------------------------------------------------------------------
 Blended Index(5)                                               19.57%          19.41%
-----------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.



(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.



(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.



(5) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

         1994                1995           1996           1997           1998
        -0.26%              26.29%         18.95%         21.81%          3.32%


During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE   PAST FIVE   RETURN SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                    3.32%      13.53%       13.39%
------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                28.58%      24.07%       21.89%
------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                            8.67%       7.28%        7.10%
------------------------------------------------------------------------------------------------
 Blended Index(4)                                             21.01%      17.32%       15.99%
------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.



(4) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                               UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                       1997                                   1998
                      25.73%                                 14.04%


During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -1.15% (quarter ended 06/30/98).


--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Utility Portfolio                                             14.04%           19.02%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 28.58%           28.83%
-----------------------------------------------------------------------------------------
 Blended Index(3)                                              42.31%           35.55%
-----------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(3) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

     ---------------------------------------------------------------------------

                              GROWTH-INCOME PORTFOLIO
   -----------------------------------------------------------------------------

 1994                     1995                   1996                   1997                   1998
-2.61%                    34.10%                 24.06%                 33.91%                 30.74%


During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -14.39% (quarter ended 09/30/98).


--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE   PAST FIVE   RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Growth-Income Portfolio                                      30.74%      23.18%       20.94%
------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                28.58%      24.07%       21.42%
------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------

 1997                     1998
31.43%                   17.96%


During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98).


--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR       PAST ONE    RETURN SINCE
ENDED DECEMBER 31, 1998)                                        YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Federated Value Portfolio                                     17.96%        22.24%
--------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 28.58%        28.83%
--------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

 1995                                               1996                        1997                        1998
37.45%                                              24.76%                      34.32%                     13.73%


During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Venture Value Portfolio                                                          13.73%         25.66%
----------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                                    28.58%         28.35%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 1994                     1995                   1996                   1997                   1998
-2.16%                   43.79%                 29.11%                 31.43%                 52.23%


During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -12.54% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                              52.23%      29.44%         26.80%
------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                           38.70%      25.70%         22.22%
------------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

 1994                     1995                   1996                   1997                   1998
-8.01%                   32.10%                 15.99%                 23.22%                 29.28%


During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -8.93% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                                     29.28%      17.56%         16.67%
------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                          28.58%      24.07%         21.42%
------------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.



(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 1994                     1995                   1996                   1997                   1998
-1.57%                   24.75%                 20.37%                 32.48%                 34.76%


During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -12.26% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio                                                34.76%      21.42%         18.43%
------------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                          28.58%      24.07%         21.42%
------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(3)                                           38.70%      25.70%         22.22%
------------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.



(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



(3) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

  1998
-14.11%


During the period shown in the bar chart, the highest return for a quarter was 1.44% (quarter ended 12/31/98) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio                                                            -14.11%         0.04%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     -16.90%        -0.85%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.



(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 1997                                                                              1998
12.35%                                                                            17.43%

During the period shown in the bar chart, the highest return for a quarter was 32.06% (quarter ended 12/31/98) and the lowest return for a quarter was -17.31% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                       17.43%        13.59%
----------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             -2.56%         7.47%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.



(2) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135,000 as of December 31, 1986.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

 1998
10.83%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                        10.83%         10.91%
----------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               20.34%         10.06%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.



(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                 1994                1995                1996                1997              1998
                ------              ------              ------              ------            ------
                 -0.3%              19.16%              14.18%              15.06%            22.86%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio                                              22.86%      13.91%         14.78%
------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                    24.79%      16.19%         17.25%
------------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.



(2) The Morgan Stanley Capital International (MSCI) World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

 1995                     1996                    1997                    1998
10.34%                    9.31%                   6.37%                   18.53%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 03/31/98) and the lowest return for a quarter was -12.33% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio                                     18.53%          9.63%
----------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               20.34%         10.13%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.



(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

  1998
-24.27%

During the period shown in the bar chart, the highest return for a quarter was 16.39% (quarter ended 12/31/98) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98).
--------------------------------------------------------------------------------


                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                       -24.27%       -25.17%
----------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                              -25.33%       -28.28%
----------------------------------------------------------------------------------------------------------



(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.



(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following countries:
     Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of the Portfolios are not offered directly to the public. Instead, shares are currently offered only to certain Separate Accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a variable annuity contract from either Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a variable annuity contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.


TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------



        ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET PORTFOLIO


--------------------------------------------------------------------------------



INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO



The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.


--------------------------------------------------------------------------------


                     MORE INFORMATION ABOUT THE PORTFOLIOS


--------------------------------------------------------------------------------



INVESTMENT STRATEGIES



Each Portfolio has its own investment goal and strategy for pursuing it. The charts below summarize information about each Portfolio's investment strategy. We have included a glossary to define the investment terminology used in the charts throughout this Prospectus.


-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What is the          high current yield  high total return   high total return,  high current        high current
  Portfolio's          while preserving    with only moderate  emphasizing         income and,         income and,
  investment goal?     capital             price risk          current income      secondarily,        secondarily,
                                                               and, to a lesser    capital             capital
                                                               extent, capital     appreciation        appreciation
                                                               appreciation
-----------------------------------------------------------------------------------------------------------------------------
  What are the         a diversified       investment grade    high quality fixed  intermediate and    high-yielding
  Portfolios'          selection of money  fixed income        income securities   long-term           fixed income
  principal            market instruments  securities          of U.S. and         corporate           securities (junk
  investments (under                                           foreign issuers     obligations,        bonds) of issuers
  normal market                                                and transactions    emphasizing         located throughout
  conditions)?                                                 in foreign          higher- yielding,   the world
                                                               currencies          higher- risk,
                                                                                   lower-rated or
                                                                                   unrated securities
                                                                                   (junk bonds) with
                                                                                   a primary focus on
                                                                                   "B" rated high-
                                                                                   yield bonds
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - securities        - bond market       - bond market       - bond market       - bond market
  Portfolio's            selection           volatility          volatility          volatility          volatility
  principal risks?     - interest rate     - securities        - securities        - securities        - securities
                         fluctuations        selection           selection           selection           selection
                       - credit quality    - interest rate     - interest rate     - interest rate     - interest rate
                                             fluctuations        fluctuations        fluctuations        fluctuations
                                           - credit quality    - credit quality    - credit quality    - credit quality
                                                               - foreign exposure  - junk bonds        - junk bonds
                                                               - non-                                  - foreign exposure
                                                               diversification                         - non-
                                                               - euro conversion                       diversification
                                                               - emerging markets                      - euro conversion
                                                                                                       - emerging markets
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?


                       -----------------------------------------------------------------------------------------------
  - Active trading     Yes                 Yes                 Yes                 Yes                 Yes


                       -----------------------------------------------------------------------------------------------
  - Borrowing for      Yes                 Yes                 Yes                 Yes                 Yes
    temporary or       (up to 5%)          (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)
    emergency
    purposes


                       -----------------------------------------------------------------------------------------------
  - Types of fixed
    income
    securities:


                       -----------------------------------------------------------------------------------------------
    U.S. government    Yes                 Yes                 Yes                 Yes                 Yes
    securities


                       -----------------------------------------------------------------------------------------------
    Investment grade   Yes                 See principal       Yes                 Yes                 No
    corporate bonds                        investments
                                           section
                                           above


                       -----------------------------------------------------------------------------------------------
    Junk bonds         No                  Yes                 No                  See principal       See principal
                                           (up to 35%)                             investments         investments
                                                                                   section             section
                                                                                   above               above


                       -----------------------------------------------------------------------------------------------
    Pass-through       No                  Yes                 Yes                 Yes                 No
    securities
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                             FIXED INCOME PORTFOLIOS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                       ----------------------------------------------------------------------------------------------
  - Convertible        No                  Yes                 No                  Yes                 Yes
    securities
                       ----------------------------------------------------------------------------------------------
  - Preferred stocks   No                  Yes                 No                  Yes                 No
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Structured         No                  No                  Yes                 No                  Yes
    securities
                       ----------------------------------------------------------------------------------------------
  - Warrants           No                  Yes                 No                  Yes                 No
                                           (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Rights             No                  Yes                 No                  Yes                 Yes
                                           (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Short-term         See principal       Yes                 Yes                 Yes                 Yes
    investments        investments
                       section
                       above
                       ----------------------------------------------------------------------------------------------
  - Defensive          No                  Yes                 Yes                 No                  Yes
    investments
                       ----------------------------------------------------------------------------------------------
  - Foreign            No                  Yes                 See principal       Yes                 See principal
    securities                                                 investments         (up to 25%)         investments
                                                               section                                 section
                                                               above                                   above
                       ----------------------------------------------------------------------------------------------
  - Currency           No                  No                  Yes                 Yes                 Yes
    transactions
                       ----------------------------------------------------------------------------------------------
  - Illiquid           Yes                 Yes                 Yes                 Yes                 Yes
    securities         (up to 10%)         (up to 15%)         (up to 15%)         (up to 15%)         (up to 15%)
                       ----------------------------------------------------------------------------------------------
  - Options and        No                  Yes                 Yes                 Yes                 Yes
    futures                                (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Forward            No                  No                  Yes                 Yes                 Yes
    commitments
                       ----------------------------------------------------------------------------------------------
  - Dollar rolls       No                  Yes                 Yes                 Yes                 No
                       ----------------------------------------------------------------------------------------------
  - Zero-coupon bonds  No                  Yes                 Yes                 Yes                 Yes
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Pay-in-kind bonds  No                  Yes                 Yes                 Yes                 Yes
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Deferred interest  No                  Yes                 Yes                 Yes                 Yes
    bonds
                       ----------------------------------------------------------------------------------------------
  - Firm commitment    Yes                 Yes                 Yes                 Yes                 Yes
    agreements
                       ----------------------------------------------------------------------------------------------
  - When-issued/       Yes                 Yes                 Yes                 Yes                 Yes
    delayed delivery
    transactions
                       ----------------------------------------------------------------------------------------------
  - Interest rate      No                  No                  Yes                 No                  Yes
    swaps, caps,
    floors and
    collars
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                             FIXED INCOME PORTFOLIOS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                       ----------------------------------------------------------------------------------------------
  - Securities         No                  Yes                 Yes                 Yes                 Yes
    lending                                (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)
                       ----------------------------------------------------------------------------------------------
  - Loan               No                  No                  Yes                 No                  Yes
    participations
-----------------------------------------------------------------------------------------------------------------------------
  What other                               - junk bonds        - prepayment        - prepayment        - illiquidity
  potential risks can                      - prepayment        - illiquidity       - foreign exposure  - derivatives
  affect the                               - foreign exposure  - derivatives       - euro conversion   - hedging
  Portfolio?                               - euro conversion   - hedging           - emerging markets
                                           - emerging markets                      - illiquidity
                                           - illiquidity                           - derivatives
                                           - derivatives                           - hedging
                                           - hedging
-----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

                                       BALANCED OR ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What is the           conservation of         reasonable current      high total return       high current income
  Portfolio's            principal              income, long-term       (including income and   and moderate capital
  investment goal?                              capital growth and      capital gains)          appreciation
                                                conservation of         consistent with
                                                capital                 preservation of
                                                                        capital over the
                                                                        long-term
----------------------------------------------------------------------------------------------------------------------
  What are the          a balanced portfolio    common stocks and       a diversified           equity and debt
  Portfolio's           of stocks and bonds,    fixed-income            portfolio that may      securities of utility
  principal              with at least 25%      securities, with an     include common stocks   companies
  investments (under     invested in fixed      emphasis on             and other securities
  normal market          income securities      income-producing        with common stock
  conditions)?                                  securities that appear  characteristics, bonds
                                                to have some potential  and other intermediate
                                                for capital             and long-term fixed
                                                enhancement             income securities and
                                                                        money market
                                                                        instruments
----------------------------------------------------------------------------------------------------------------------
  What are the          - stock and bond        - stock and bond        - stock and bond        - stock and bond
  Portfolio's             market volatility       market volatility       market volatility       market volatility
  principal risks?      - securities selection  - securities selection  - securities selection  - securities selection
                        - interest rate         - interest rate         - interest rate         - utility industry
                        fluctuations            fluctuations            fluctuations
                        - credit quality        - credit quality        - credit quality
                                                - junk bonds            - junk bonds
                                                                        - foreign exposure
                                                                        - illiquidity
                                                                        - derivatives
                                                                        - hedging
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Active trading      Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Borrowing for       Yes (up to 33 1/3%)     Yes (up to 5%)          Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
    temporary or
    emergency purposes
                        ------------------------------------------------------------------------------------------
  - Types of fixed
    income securities:
                        ------------------------------------------------------------------------------------------
    U.S. government     Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
    Investment grade    Yes                     Yes                     Yes                     Yes
    corporate bonds
                        ------------------------------------------------------------------------------------------
    Junk bonds          Yes                     Yes (up to 20%)         Yes (up to 25% of       Yes
                                                                        Portfolio's
                                                                        fixed income
                                                                        investments)
                        ------------------------------------------------------------------------------------------
    Senior securities   Yes (at least 25%)      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
    Pass-through        Yes                     Yes                     Yes                     No
    securities
                        ------------------------------------------------------------------------------------------
  - Convertible         Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Preferred stocks    Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Small company       Yes (up to 20%)         Yes                     Yes                     Yes
    stocks
                        ------------------------------------------------------------------------------------------
  - Hybrid instruments  No                      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Structured          No                      Yes                     Yes                     No
    securities
                        ------------------------------------------------------------------------------------------
  - Indexed securities  No                      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Warrants            Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Rights              Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Short-term          Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Defensive           Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Equity swaps        Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Foreign securities  Yes                     Yes (up to 20%)         Yes                     Yes
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Currency            Yes                     Yes                     Yes                     No
    transactions
                        ------------------------------------------------------------------------------------------
  - Illiquid            Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)
  securities
                        ------------------------------------------------------------------------------------------
  - Options and         Yes                     Yes                     Yes                     Yes
  futures
                        ------------------------------------------------------------------------------------------
  - Forward             Yes                     Yes                     Yes                     No
    commitments
                        ------------------------------------------------------------------------------------------
  - REITs               Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Dollar rolls        Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Zero-coupon bonds   Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Pay-in-kind bonds   No                      Yes                     No                      No
                        ------------------------------------------------------------------------------------------
  - Deferred interest   Yes                     Yes                     Yes                     No
    bonds
                        ------------------------------------------------------------------------------------------
  - Firm commitment     Yes                     Yes                     Yes                     Yes
    agreements
                        ------------------------------------------------------------------------------------------
  - When-issued/        Yes                     Yes                     Yes                     Yes
    delayed-delivery
    transactions
                        ------------------------------------------------------------------------------------------
  - Interest rate       Yes                     Yes                     Yes                     No
    swaps, caps,
    floors and collars
                        ------------------------------------------------------------------------------------------
  - Securities lending  Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
                        ------------------------------------------------------------------------------------------
  - Loan                No                      Yes                     Yes                     No
  participations
----------------------------------------------------------------------------------------------------------------------
  What other potential  - prepayment            - credit quality        - prepayment            - interest rate
  risks can affect the  - foreign exposure      - junk bonds            - euro conversion       fluctuations
  Portfolio?            - euro conversion       - prepayment            - emerging markets      - credit quality
                        - emerging markets      - euro conversion                               - foreign exposure
                        - illiquidity           - emerging markets                              - euro conversion
                        - derivatives           - illiquidity                                   - emerging markets
                        - hedging               - derivatives                                   - illiquidity
                                                - hedging                                       - real estate industry
                                                                                                - derivatives
                                                                                                - hedging
----------------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
    ------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------
                                                                             FEDERATED                         "DOGS" OF
                        EQUITY INCOME    EQUITY INDEX                          VALUE        VENTURE VALUE     WALL STREET
                                                             GROWTH-
                                                             INCOME
    ------------------------------------------------------------------------------------------------------------------
 What is the           long-term        investment       growth of        growth of        growth of        total return
 Portfolio's            capital         results that     capital and      capital and      capital          (including
 investment goal?       appreciation    correspond with  income           income                            capital
                        and income      the performance                                                     appreciation
                                        of the S&P 500                                                      and current
                                                                                                            income)
---------------------------------------------------------------------------------------------------------------------------
 What are the          equity           common stocks    common stocks    securities of    common stocks    30 high
 Portfolio's            securities      included in the  or securities    high quality     generally        dividend
 principal              expected to     S&P 500          that             companies        issued by        yielding stocks
 investments (under     pay                              demonstrate the                   companies with   through a
 normal market          above-average                    potential for                     market           passively
 conditions)?           dividends                        appreciation                      capitalizations  managed
                                                         and/or                            of at least $5   strategy
                                                         dividends                         billion
---------------------------------------------------------------------------------------------------------------------------
 What are the          - stock market   - stock market   - stock market   - stock market   - stock market   - stock market
 Portfolio's             volatility       volatility       volatility       volatility       volatility       volatility
 principal risks?      - securities     - passively      - securities     - securities     - securities     - passively
                         selection        managed          selection        selection        selection        managed
                                          strategy                                                            strategy
                                                                                                            - non-
                                                                                                            diversification
---------------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       --------------------------------------------------------------------------------------------------

 - Active trading      Yes              Yes              Yes              Yes              Yes              Yes
                       --------------------------------------------------------------------------------------------------
 - Borrowing for       Yes              Yes              Yes              Yes              Yes              Yes
   temporary or        (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)
   emergency purposes
                       --------------------------------------------------------------------------------------------------
 - Types of fixed
   income securities:
                       --------------------------------------------------------------------------------------------------
   U.S. government     Yes              No               Yes              Yes              Yes              Yes
   securities
                       --------------------------------------------------------------------------------------------------
   Investment grade    Yes              No               Yes              Yes              Yes              No
   corporate bonds
                       --------------------------------------------------------------------------------------------------
   Junk bonds          Yes              No               No               No               No               No
                       --------------------------------------------------------------------------------------------------
 - Convertible         Yes              No               Yes              Yes              Yes              No
   securities
                       --------------------------------------------------------------------------------------------------
 - Preferred stocks    Yes              No               Yes              Yes              Yes              No
                       --------------------------------------------------------------------------------------------------
 - Small company       Yes              Yes              Yes              Yes              Yes              Yes
   stocks
                       --------------------------------------------------------------------------------------------------
 - Warrants            No               No               Yes              Yes              No               No
---------------------------------------------------------------------------------------------------------------------------

                       ALLIANCE GROWTH
 What is the           long-term
 Portfolio's           growth of
 investment goal?      capital
-------------------------------------------------------------------------------------------------------
 What are the          equity
 Portfolio's           securities of a
 principal             limited number
 investments (under    of large,
 normal market         carefully
 conditions)?          selected, high
                       quality U.S.
                       companies that
                       are judged
                       likely to
                       achieve
                       superior
                       earnings
------------------------------------------------------------------------------------------------------------
 What are the          - stock market
 Portfolio's             volatility
 principal risks?      - securities
                         selection
                       - small market
                        capitalization
-----------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
 - Active trading      Yes
 - Borrowing for       Yes
   temporary or        (up to 33 1/3%)
   emergency purposes
 - Types of fixed
   income securities:
   U.S. government     Yes
   securities
   Investment grade    Yes
   corporate bonds
   Junk bonds          Yes
 - Convertible         Yes
   securities
 - Preferred stocks    Yes
 - Small company       Yes
   stocks
 - Warrants            Yes
----------------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                               EQUITY PORTFOLIOS (continued)
    ------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------
                                                                             FEDERATED                         "DOGS" OF
                        EQUITY INCOME    EQUITY INDEX                          VALUE        VENTURE VALUE     WALL STREET
                                                             GROWTH-
                                                             INCOME
    ------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       --------------------------------------------------------------------------------------------------
 - Short-term          Yes              Yes              Yes              Yes              Yes              Yes
   investments
                       --------------------------------------------------------------------------------------------------
 - Defensive           Yes              Yes              Yes              Yes              Yes              Yes
   investments
                       --------------------------------------------------------------------------------------------------
 - Foreign securities  Yes              Yes              Yes              Yes              Yes              Yes
                       (up to 25%)
                       --------------------------------------------------------------------------------------------------
 - Currency            No               No               Yes              No               Yes              No
   transactions
                       --------------------------------------------------------------------------------------------------
 - Illiquid            Yes              Yes              Yes              Yes              Yes              Yes
   securities          (up to 15%)      (up to 15%)      (up to 15%)      (up to 15%)      (up to 15%)      (up to 15%)
                       --------------------------------------------------------------------------------------------------
 - Options and         Yes              Yes              Yes              Yes              Yes              Yes
   futures                              (up to 20%)
                       --------------------------------------------------------------------------------------------------
 - Forward             Yes              No               Yes              No               Yes              Yes
   commitments
                       --------------------------------------------------------------------------------------------------
 - Other registered    Yes              Yes              No               Yes              Yes              No
   investment                                                                              (up to 10%)
   companies
                       --------------------------------------------------------------------------------------------------
 - Zero-coupon bonds   No               No               No               No               Yes              No
                       --------------------------------------------------------------------------------------------------
 - Deferred interest   No               No               No               No               Yes              No
   bonds
                       --------------------------------------------------------------------------------------------------
 - Firm commitment     Yes              Yes              Yes              Yes              Yes              Yes
   agreements
                       --------------------------------------------------------------------------------------------------
 - When-issued/        Yes              Yes              Yes              Yes              Yes              Yes
   delayed-delivery
   transactions
                       --------------------------------------------------------------------------------------------------
 - Securities lending  Yes              Yes              Yes              Yes              Yes              Yes
                       (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)  (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------------
 What other potential  - credit         - credit         - credit         - credit         - credit         - foreign
 risks can affect the    quality          quality          quality          quality          quality          exposure
 Portfolio?            - junk bonds     - junk bonds     - foreign        - foreign        - foreign        - euro
                       - foreign        - foreign          exposure         exposure         exposure         conversion
                         exposure         exposure       - euro           - euro           - euro           - emerging
                       - euro           - euro             conversion       conversion       conversion       markets
                         conversion       conversion     - emerging       - emerging       - emerging       - illiquidity
                       - emerging       - emerging         markets          markets          markets        - derivatives
                         markets          markets        - illiquidity    - illiquidity    - illiquidity    - hedging
                       - derivatives    - derivatives    - derivatives    - derivatives    - derivatives
                       - hedging        - hedging        - hedging        - hedging        - hedging
---------------------------------------------------------------------------------------------------------------------------

                       ALLIANCE GROWTH
 What other
 investment
 strategies can the
 Portfolio use?
 - Short-term          Yes
   investments
 - Defensive           Yes
   investments
 - Foreign securities  Yes
                       (up to 25%)
 - Currency            Yes
   transactions
 - Illiquid            Yes
   securities          (up to 15%)
 - Options and         Yes
   futures
 - Forward             Yes
   commitments
 - Other registered    Yes
   investment
   companies
 - Zero-coupon bonds   Yes
 - Deferred interest   No
   bonds
 - Firm commitment     Yes
   agreements
 - When-issued/        Yes
   delayed-delivery
   transactions
 - Securities lending  Yes
                       (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------------
 What other potential  - credit
 risks can affect the  quality
 Portfolio?            - foreign
                         exposure
                       - euro
                         conversion
                       - emerging
                       markets
                       - illiquidity
                       - derivatives
                       - hedging
---------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                           EQUITY PORTFOLIOS (continued)
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
                          MFS GROWTH           PUTNAM                                                 MFS MID-CAP
                          AND INCOME           GROWTH           REAL ESTATE                             GROWTH
                                                                                      SMALL
                                                                                     COMPANY
                                                                                      VALUE
 ------------------------------------------------------------------------------------------------------------------
 What is the           reasonable         long-term growth   total return       capital            long-term growth
 Portfolio's           current income     of capital         through a          appreciation       of capital
 investment goal?       and long-term                        combination of
                        growth of                            growth and income
                        capital and
                        income
--------------------------------------------------------------------------------------------------------------------
 What are the          equity securities  common stocks or   securities of      equity securities  equity securities
 Portfolios'                              securities with    companies          of small           of companies with
 principal                                common stock       principally        capitalization     medium market
 investments (under                       characteristics    engaged in or      companies          capitalization,
 normal market                            that its           related to the                        generally with
 conditions)?                             Subadviser         real estate                           market
                                          believes have      industry or that                      capitalizations
                                          above-average      own significant                       between $1
                                          growth prospects   real estate                           billion and $5
                                                             assets or that                        billion, that its
                                                             primarily invest                      Subadviser
                                                             in real estate                        believes to have
                                                             financial                             above-average
                                                             instruments                           growth potential
--------------------------------------------------------------------------------------------------------------------
 What are the          - stock market     - stock market     - stock market     - stock market     - stock market
 Portfolio's             volatility         volatility         volatility         volatility         volatility
 principal risks?      - securities       - securities       - securities       - securities       - securities
                         selection          selection          selection          selection          selection
                                          - small market     - real estate      - small market     - non-
                                            capitalization     industry           capitalization     diversification
--------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ---------------------------------------------------------------------------------------------

 - Active trading      Yes                Yes                Yes                Yes                Yes
                       ---------------------------------------------------------------------------------------------
 - Borrowing for       Yes                Yes                Yes                Yes                Yes
   temporary or        (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)
   emergency purposes
                       ---------------------------------------------------------------------------------------------
 - Types of fixed
   income securities:
                       ---------------------------------------------------------------------------------------------
   U.S. government     Yes                Yes                Yes                Yes                Yes
   securities
                       ---------------------------------------------------------------------------------------------
   Investment grade    Yes                No                 Yes                Yes                Yes
   corporate bonds
                       ---------------------------------------------------------------------------------------------
   Junk bonds          No                 Yes                Yes                Yes                Yes
                                                             (up to 5%)                            (up to 20%)
                       ---------------------------------------------------------------------------------------------
 - Convertible         Yes                Yes                Yes                Yes                Yes
   securities
                       ---------------------------------------------------------------------------------------------
 - Preferred stocks    Yes                Yes                Yes                Yes                Yes
                       ---------------------------------------------------------------------------------------------
 - Small company       Yes                Yes                Yes                See principal      Yes
   stocks                                                                       investments
                                                                                section above
                       ---------------------------------------------------------------------------------------------
 - Warrants            Yes                Yes                Yes                Yes                Yes
                       ---------------------------------------------------------------------------------------------
 - Rights              Yes                Yes                Yes                Yes                Yes
                       ---------------------------------------------------------------------------------------------
 - Short-term          Yes                Yes                Yes                Yes                Yes
   investments
--------------------------------------------------------------------------------------------------------------------

                          AGGRESSIVE
                            GROWTH
 What is the           capital
 Portfolio's           appreciation
 investment goal?
--------------------------------------------------------------------------------------------------------------------
 What are the          equity securities
 Portfolios'           of high growth
 principal             companies
 investments (under    including small
 normal market         growth companies
 conditions)?          with market
                       capitalizations
                       under $1 billion
--------------------------------------------------------------------------------------------------------------------
 What are the          - stock market
 Portfolio's             volatility
 principal risks?      - securities
                         selection
                       - small market
                         capitalization
--------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ---------------------------------------------------------------------------------------------
 - Active trading      Yes
                       ---------------------------------------------------------------------------------------------
 - Borrowing for       Yes
   temporary or        (up to 33 1/3%)
   emergency purposes
                       ---------------------------------------------------------------------------------------------
 - Types of fixed
   income securities:
                       ---------------------------------------------------------------------------------------------
   U.S. government     Yes
   securities
                       ---------------------------------------------------------------------------------------------
   Investment grade    Yes
   corporate bonds
                       ---------------------------------------------------------------------------------------------
   Junk bonds          No
                       ---------------------------------------------------------------------------------------------
 - Convertible         Yes
   securities
                       ---------------------------------------------------------------------------------------------
 - Preferred stocks    Yes
                       ---------------------------------------------------------------------------------------------
 - Small company       Yes
   stocks
                       ---------------------------------------------------------------------------------------------
 - Warrants            Yes
                       ---------------------------------------------------------------------------------------------
 - Rights              Yes
                       ---------------------------------------------------------------------------------------------
 - Short-term          Yes
   investments
--------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                           EQUITY PORTFOLIOS (continued)
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------
                          MFS GROWTH           PUTNAM                                                 MFS MID-CAP
                          AND INCOME           GROWTH           REAL ESTATE                             GROWTH
                                                                                      SMALL
                                                                                     COMPANY
                                                                                      VALUE
 ------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ---------------------------------------------------------------------------------------------
 - Defensive           Yes                Yes                Yes                Yes                Yes
   investments
                       ---------------------------------------------------------------------------------------------
 - Foreign securities  Yes                Yes                Yes                Yes                Yes
                       (up to 20%)        (up to 25%)                           (up to 25%)        (up to 20%)
                       ---------------------------------------------------------------------------------------------
 - Currency            Yes                Yes                Yes                No                 Yes
   transactions
                       ---------------------------------------------------------------------------------------------
 - Illiquid            Yes                Yes                Yes                Yes                Yes
   securities          (up to 15%)        (up to 15%)        (up to 15%)        (up to 15%)        (up to 15%)
                       ---------------------------------------------------------------------------------------------
 - Options and         Yes                Yes                Yes                No                 Yes
   futures
                       ---------------------------------------------------------------------------------------------
 - Forward             Yes                Yes                Yes                Yes                Yes
   commitments
                       ---------------------------------------------------------------------------------------------
 - REITs               No                 Yes                Yes                Yes                No
                       ---------------------------------------------------------------------------------------------
 - Other registered    Yes                Yes                Yes                Yes                Yes
   investment
   companies
                       ---------------------------------------------------------------------------------------------
 - Dollar rolls        No                 No                 No                 No                 No
                       ---------------------------------------------------------------------------------------------
 - Zero-coupon bonds   Yes                No                 No                 No                 Yes
                       ---------------------------------------------------------------------------------------------
 - Pay-in-kind bonds   No                 No                 No                 No                 Yes
                       ---------------------------------------------------------------------------------------------
 - Deferred interest   No                 No                 No                 No                 Yes
   bonds
                       ---------------------------------------------------------------------------------------------
 - Firm commitment     Yes                Yes                Yes                Yes                Yes
   agreements
                       ---------------------------------------------------------------------------------------------
 - When-issued/        Yes                Yes                Yes                Yes                Yes
   delayed-delivery
   transactions
                       ---------------------------------------------------------------------------------------------
 - Securities lending  Yes                Yes                Yes                Yes                Yes
                       (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)    (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------
 - What other          - credit quality   - credit quality   - credit quality   - credit quality   - credit quality
   potential risks     - junk bonds       - junk bonds       - junk bonds       - junk bonds       - junk bonds
   can affect the      - foreign          - foreign          - prepayment       - foreign          - foreign
   Portfolio?            exposure           exposure         - foreign          exposure           exposure
                       - euro conversion  - euro conversion  exposure           - euro conversion  - euro conversion
                       - emerging         - emerging         - euro conversion  - emerging         - emerging
                         markets            markets          - emerging           markets            markets
                       - illiquidity      - illiquidity      markets            - derivatives      - derivatives
                       - derivatives      - derivatives      - illiquidity      - hedging          - hedging
                       - hedging          - hedging          - derivatives
--------------------------------------------------------------------------------------------------------------------

                          AGGRESSIVE
                            GROWTH
 What other
 investment
 strategies can the
 Portfolio use?
                       ---------------------------------------------------------------------------------------------
 - Defensive           Yes
   investments
                       ---------------------------------------------------------------------------------------------
 - Foreign securities  Yes
                       ---------------------------------------------------------------------------------------------
 - Currency            Yes
   transactions
                       ---------------------------------------------------------------------------------------------
 - Illiquid            Yes
   securities          (up to 15%)
                       ---------------------------------------------------------------------------------------------
 - Options and         Yes
   futures
                       ---------------------------------------------------------------------------------------------
 - Forward             Yes
   commitments
                       ---------------------------------------------------------------------------------------------
 - REITs               Yes
                       ---------------------------------------------------------------------------------------------
 - Other registered    Yes
   investment
   companies
                       ---------------------------------------------------------------------------------------------
 - Dollar rolls        No
                       ---------------------------------------------------------------------------------------------
 - Zero-coupon bonds   No
                       ---------------------------------------------------------------------------------------------
 - Pay-in-kind bonds   No
                       ---------------------------------------------------------------------------------------------
 - Deferred interest   Yes
   bonds
                       ---------------------------------------------------------------------------------------------
 - Firm commitment     Yes
   agreements
                       ---------------------------------------------------------------------------------------------
 - When-issued/        Yes
   delayed-delivery
   transactions
                       ---------------------------------------------------------------------------------------------
 - Securities lending  Yes
                       (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------
 - What other          - credit quality
   potential risks     - emerging
   can affect the        markets
   Portfolio?          - illiquidity
                       - derivatives
                       - hedging
--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES                                 EMERGING MARKETS
                                                                            INTERNATIONAL
                                                                             DIVERSIFIED
                                                                               EQUITIES
----------------------------------------------------------------------------------------------------------------------
  What is the           growth of capital and   long-term growth of     long-term capital       long-term capital
  Portfolio's            (secondarily) current  capital                 appreciation            appreciation
  investment goal?       income
----------------------------------------------------------------------------------------------------------------------
  What are the          common stocks traded    common stocks or        common stocks of        common stocks and
  Portfolios'            on markets outside     securities of U.S. and  foreign issuers that,   other equity
  principal              the U.S.               foreign issuers with    in the aggregate,       securities of
  investments (under                            common stock            replicate broad         companies that its
  normal market                                 characteristics that    country and sector      Subadviser believes
  conditions)?                                  demonstrate the         indices                 have above-average
                                                potential for                                   growth prospects
                                                appreciation and                                primarily in emerging
                                                transactions in                                 markets outside the
                                                foreign currencies                              United States.
----------------------------------------------------------------------------------------------------------------------
  What are the          - stock market          - stock market          - stock market          - stock market
  Portfolio's              volatility             volatility              volatility              volatility
  principal risks?      - securities selection  - securities selection  - foreign exposure      - securities selection
                        - foreign exposure      - foreign exposure      - non-diversification   - foreign exposure
                        - emerging markets      - emerging markets      - emerging markets      - emerging markets
                        - small market                                  - passively managed
                          capitalization                                  strategy
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Active trading      Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Borrowing for       Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
    temporary or
    emergency purposes
                        ------------------------------------------------------------------------------------------
  - Types of fixed
    income securities:
                        ------------------------------------------------------------------------------------------
    U.S. government     Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
    Investment grade    Yes                     Yes                     No                      Yes
    corporate bonds
                        ------------------------------------------------------------------------------------------
    Junk bonds          Yes                     No                      No                      Yes
                        ------------------------------------------------------------------------------------------
  - Convertible         Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Preferred stocks    Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Small company       Yes                     Yes                     Yes                     Yes
    stocks
                        ------------------------------------------------------------------------------------------
  - Structured          Yes                     No                      No                      Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Warrants            Yes                     No                      Yes                     No
                        ------------------------------------------------------------------------------------------
  - Rights              Yes                     Yes                     Yes                     Yes
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES                                 EMERGING MARKETS
                                                                            INTERNATIONAL
                                                                             DIVERSIFIED
                                                                               EQUITIES
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Short-term          Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Defensive           Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Foreign securities  See principal           See principal           See principal           See principal
                        investments             investments             investments             investments
                        section above           section above           section above           section above
                        ------------------------------------------------------------------------------------------
  - Currency            Yes                     Yes                     Yes                     Yes
    transactions
                        ------------------------------------------------------------------------------------------
  - Illiquid            Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)
    securities
                        ------------------------------------------------------------------------------------------
  - Options and         Yes                     Yes                     Yes                     Yes
    futures
                        ------------------------------------------------------------------------------------------
  - Forward             Yes                     Yes                     Yes                     Yes
    commitments
                        ------------------------------------------------------------------------------------------
  - Other registered    Yes                     No                      Yes                     Yes
    investment
    companies
                        ------------------------------------------------------------------------------------------
  - Firm commitment     Yes                     Yes                     Yes                     Yes
    agreements
                        ------------------------------------------------------------------------------------------
  - When-issued/        Yes                     Yes                     Yes                     Yes
    delayed delivery
    transactions
                        ------------------------------------------------------------------------------------------
  - Securities lending  Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
 What other potential   - credit quality        - credit quality        - credit quality        - credit quality
risks can affect the    - junk bonds            - euro conversion       - illiquidity           - junk bonds
Portfolio?              - euro conversion       - illiquidity           - derivatives           - euro conversion
                        - illiquidity           - derivatives           - hedging               - illiquidity
                        - derivatives           - hedging                                       - derivatives
                        - hedging                                                               - hedging
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY


LARGE COMPANIES generally have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.



MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.



SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.



ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five years.


The Fund may BORROW FOR TEMPORARY OR EMERGENCY PURPOSES including to meet redemptions. Borrowing will cost the Fund interest expense and other fees.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a SENIOR fixed income security is obligated to make payments on this security ahead of other payments to security holders.


An INVESTMENT GRADE fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. INVESTMENT GRADE refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.



A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.


U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include "mortgage-backed securities," "collateralized mortgage obligations," "commercial mortgage-backed securities," and "asset-backed securities."

CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.


SMALL COMPANY STOCKS are stocks of companies that generally have a capitalization of under $1 billion.



HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and World Equity Benchmark Shares) and STRUCTURED SECURITIES, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant. RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.



FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities.


CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement.

DOLLAR ROLLS are instruments in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may invest in OTHER REGISTERED INVESTMENT COMPANIES, which are registered in accordance with the federal securities laws.

ZERO-COUPON AND DEFERRED INTEREST BONDS are debt obligations that are issued or purchased at a significant discount from face value. PAY-IN-KIND BONDS are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.


INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.



SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.



By purchasing a LOAN PARTICIPATION, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "DOGS" OF WALL STREET PORTFOLIO, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET.



NON-DIVERSIFICATION: By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SAAMCo is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.


EMERGING MARKETS: An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. Emerging market countries may change over time depending on market and economic conditions and the list may vary by advisor. The risks attendant to foreign exposure are heightened in an emerging market country. Historical experience indicates that the markets of emerging countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.


REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the laws governing mutual funds.


UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Examples of hedging strategies are:

     - Long Hedge -- Strategy in which an investor locks in a future price on a security/index by buying a futures contract.

     - Neutral Hedge -- Strategy that is designed to provide the highest expected return on a portfolio of securities assuming that the price of a particular investment in the portfolio remains constant.

     - Perfect Hedge -- a hedge whose change in value is equal to the change in value of the underlying security, positive or negative.

     - Short Hedge -- Strategy designed to reduce the risk of a decline in value of a security/index without requiring ownership of that security.

--------------------------------------------------------------------------------


                               OTHER INFORMATION


--------------------------------------------------------------------------------



YEAR 2000



Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER


SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.



SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. SAAMCo does not presently rely on this exemptive order. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.


SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, Style Select Series, Inc. SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended November 30, 1998, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:


                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.52%
Corporate Bond Portfolio.....................           0.65%
Global Bond Portfolio........................           0.70%
High-Yield Bond Portfolio....................           0.63%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.68%
MFS Total Return Portfolio...................           0.67%
Asset Allocation Portfolio...................           0.59%

                  PORTFOLIO                              FEE
                  ---------                              ---
Utility Portfolio............................           0.75%
Growth-Income Portfolio......................           0.56%
Federated Value Portfolio....................           0.75%
Venture Value Portfolio......................           0.72%
"Dogs" of Wall Street Portfolio..............           0.60%
Alliance Growth Portfolio....................           0.55%
MFS Growth and Income Portfolio..............           0.64%
Putnam Growth Portfolio......................           0.81%
Real Estate Portfolio........................           0.80%
Aggressive Growth Portfolio..................           0.74%
International Growth and Income Portfolio....           1.00%
Global Equities Portfolio....................           0.74%
International Diversified Equities
  Portfolio..................................           1.00%
Emerging Markets Portfolio...................           1.25%



The Trust's fee rates changed with respect to ALLIANCE GROWTH PORTFOLIO, MFS TOTAL RETURN PORTFOLIO and MFS GROWTH AND INCOME PORTFOLIO, effective January 1, 1999. As of that date, SAAMCo's fee with respect to such Portfolios and the MFS MID-CAP GROWTH PORTFOLIO as a percentage of average daily net assets, including breakpoints, is as follows:



                                                         FEE
                  PORTFOLIO                    (INCLUDING BREAKPOINTS)
                  ---------                    -----------------------
MFS Total Return Portfolio...................  0.70% to $50 million
                                               0.65% thereafter
Alliance Growth Portfolio....................  0.70% to $50 million
                                               0.65% next $100 million
                                               0.60% over $150 million
MFS Growth and Income Portfolio..............  0.70% to $600 million
                                               0.65% next $900 million
                                               0.60% over $1.5 billion
MFS Mid-Cap Growth Portfolio.................  0.75% to $600 million
                                               0.70% next $900 million
                                               0.65% over $1.5 billion



Effective January 1999, the Trust's fiscal year end changed from November 30 to January 31. For the period December 1, 1998 through January 31, 1999 (new fiscal year end), each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:



                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.52%
Corporate Bond Portfolio.....................           0.63%
Global Bond Portfolio........................           0.69%
High-Yield Bond Portfolio....................           0.62%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.66%
MFS Total Return Portfolio...................           0.67%
Asset Allocation Portfolio...................           0.58%
Equity Income................................           0.65%

                  PORTFOLIO                              FEE
                  ---------                              ---
Utility Portfolio............................           0.75%
Equity Index.................................           0.40%
Growth-Income Portfolio......................           0.55%
Federated Value Portfolio....................           0.75%
Venture Value Portfolio......................           0.72%
Alliance Growth Portfolio....................           0.57%
MFS Growth and Income Portfolio..............           0.67%
Putnam Growth Portfolio......................           0.78%
Real Estate Portfolio........................           0.80%
Small Company Value..........................           1.00%
Aggressive Growth Portfolio..................           0.72%
International Growth and Income Portfolio....           1.00%
Global Equities Portfolio....................           0.73%
International Diversified Equities
  Portfolio..................................           1.00%
Emerging Markets Portfolio...................           1.25%
"Dogs" of Wall Street Portfolio..............           0.60%



INFORMATION ABOUT THE SUBADVISERS


ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance serves as investment manager of employee benefit fund assets for 35 of the Fortune 100 companies.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 124 East Marcy Street, Santa Fe, New Mexico 87501. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts.

FIRST AMERICAN ASSET MANAGEMENT (First American) is located at 601 Second Avenue South, Minneapolis, Minnesota 55402. First American has acted as an investment adviser to First American Investment Funds, Inc. since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996.


GOLDMAN SACHS ASSET MANAGEMENT (GSAM) is a separate operating division of Goldman, Sachs & Co., which registered as an investment adviser in 1981. Goldman, Sachs & Co. is located at 1 New York Plaza, New York, New York 10004. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management.



GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. GSAM International is located at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, England.


MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.


MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, D/B/A MORGAN STANLEY ASSET MANAGEMENT (MSAM) offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals investing in U.S. and international equity and fixed income securities. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.


PUTNAM INVESTMENT MANAGEMENT, INC. (Putnam), is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.


SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each portfolio is set forth in the following table.


 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Cash Management Portfolio     SAAMCo                        - Fixed Income Investment    The Fixed Income
                                                                Team                       Investment Team has
                                                                                           been responsible for
                                                                                           the management of this
                                                                                           portfolio since its
                                                                                           inception in 1993.
 ----------------------------------------------------------------------------------------------------------------
  Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                                Co-Portfolio Manager and   Federated in 1986 as a
                                                              Senior Vice President        Project Manager in the
                                                                                           Product Design
                                                                                           Department and became
                                                                                           an Assistant Vice
                                                                                           President and
                                                                                           Investment Analyst in
                                                                                           1991. He became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1995 and a Senior Vice
                                                                                           President in 1998.
                                                              - Mark E. Durbiano           Mr. Durbiano joined
                                                                Co-Portfolio Manager       Federated in 1982 as
                                                              Senior Vice President        an Investment Analyst
                                                                                           and became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1988. He has been a
                                                                                           Senior Vice President
                                                                                           since 1996.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Global Bond Portfolio         GSAM-International            - Stephen C. Fitzgerald      Mr. Fitzgerald,
                                                              Co-Portfolio Manager         Managing Director and
                                                                                           Chief Investment
                                                                                           Officer for
                                                                                           international fixed
                                                                                           income in the London
                                                                                           office since November
                                                                                           1998, joined GSAM
                                                                                           International in 1992
                                                                                           as an Executive
                                                                                           Director and Portfolio
                                                                                           Manager.
                                                              - Andrew F. Wilson           Mr. Wilson, an
                                                                Co-Portfolio Manager       Executive Director and
                                                                                           portfolio manager for
                                                                                           international fixed
                                                                                           income in the London
                                                                                           office, joined GSAM
                                                                                           International in
                                                                                           December 1995 as an
                                                                                           Executive Director and
                                                                                           portfolio manager.
                                                                                           From 1993 to 1995, he
                                                                                           was an Assistant
                                                                                           Director of Rothschild
                                                                                           Asset Management,
                                                                                           where he was
                                                                                           responsible for
                                                                                           managing global and
                                                                                           international bond
                                                                                           portfolios, with
                                                                                           specific focus on the
                                                                                           U.S., Canadian,
                                                                                           Australian and
                                                                                           Japanese economies.
 ----------------------------------------------------------------------------------------------------------------
  High-Yield Bond Portfolio     SAAMCo                        - John W. Risner             Mr. Risner joined
                                                                Vice President and         SAAMCo in 1997 as a
                                                              Portfolio Manager            Vice President and
                                                                                           portfolio manager.
                                                                                           Prior to joining
                                                                                           SAAMCo, he served as
                                                                                           Senior Portfolio
                                                                                           Manager of the Value
                                                                                           Line Aggressive Income
                                                                                           Trust and the Value
                                                                                           Line Convertible Fund
                                                                                           from 1992 to 1997.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Worldwide High Income         MSAM                          - Robert Angevine            Mr. Angevine is a
  Portfolio                                                   Co-Portfolio Manager         principal of Morgan
                                                                                           Stanley & Co.
                                                                                           Incorporated and a
                                                                                           portfolio manager of
                                                                                           MSAM's high-yield
                                                                                           investments. He joined
                                                                                           the firm in 1988 as a
                                                                                           portfolio manager.
                                                              - Thomas L. Bennett          Mr. Bennett is a
                                                                Managing Director and      Managing Director of
                                                              Co-Portfolio                 MSAM and has been a
                                                                Manager                    portfolio manager with
                                                                                           MSAM's affiliate
                                                                                           Miller Anderson &
                                                                                           Sherrerd, LLP since
                                                                                           1984.
                                                              - Stephen F. Esser           Mr. Esser is a
                                                                Managing Director and      Managing Director of
                                                              Co-Portfolio                 MSAM and has been a
                                                                Manager                    portfolio manager with
                                                                                           MSAM's affiliate
                                                                                           Miller Anderson &
                                                                                           Sherrerd, LLP since
                                                                                           1988.
                                                              - Abigail McKenna            Ms. McKenna is a Vice
                                                                Vice President and         President and
                                                                Co-Portfolio Manager       portfolio manager of
                                                                                           MSAM. She was a Senior
                                                                                           Portfolio Manager at
                                                                                           MetLife Investment
                                                                                           Management Corp. from
                                                                                           1995 to 1996 and a
                                                                                           Limited Partner at
                                                                                           Weiss Peck & Greer
                                                                                           from 1991 to 1995. Ms.
                                                                                           McKenna joined MSAM in
                                                                                           1996 as a Vice
                                                                                           President and
                                                                                           portfolio manager.
 ----------------------------------------------------------------------------------------------------------------
  SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
  Portfolio                                                     Vice President and         portfolio manager with
                                                              Portfolio Manager            SAAMCo since 1996. He
                                                                                           joined SAAMCo in 1993
                                                                                           as an equity analyst.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                              Senior Vice President and    in 1992 as a Vice
                                                              Portfolio Manager            President and equity
                                                                                           analyst. He became a
                                                                                           portfolio manager in
                                                                                           1993 and was promoted
                                                                                           to Senior Vice
                                                                                           President in 1998.
                                                              - Geoffrey L. Kurinsky       Mr. Kurinsky, the
                                                                Senior Vice President and  manager of the
                                                              Portfolio Manager            Portfolio's fixed
                                                                                           income securities,
                                                                                           joined MFS in 1987 as
                                                                                           a research analyst. He
                                                                                           became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1989. In 1993, he was
                                                                                           promoted to Senior
                                                                                           Vice President.
                                                              - Constantinos G. Mokas      Mr. Mokas, manager of
                                                                Vice President and         the Portfolio's
                                                                Portfolio Manager          convertible
                                                                                           securities, joined MFS
                                                                                           in 1990 as a research
                                                                                           analyst. He was
                                                                                           promoted to Assistant
                                                                                           Vice President in
                                                                                           1994, Vice President
                                                                                           in 1996 and portfolio
                                                                                           manager in 1998.
                                                              - Lisa B. Nurme              Ms. Nurme, a manager
                                                                Senior Vice President and  of the Portfolio's
                                                              Portfolio Manager            common stock
                                                                                           investments, joined
                                                                                           MFS in 1987 as a
                                                                                           research analyst and
                                                                                           became an Investment
                                                                                           Officer in 1990. She
                                                                                           was then promoted to
                                                                                           Assistant Vice
                                                                                           President in 1991,
                                                                                           Vice President in
                                                                                           1992, portfolio
                                                                                           manager in 1995 and
                                                                                           Senior Vice President
                                                                                           in 1998.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Maura A. Shaughnessy       Ms. Shaughnessy, a
                                                                Senior Vice President and  manager of the
                                                                Portfolio Manager          Portfolio's common
                                                                                           stock investments,
                                                                                           joined MFS in 1991 as
                                                                                           a research analyst and
                                                                                           became Vice President
                                                                                           and portfolio manager
                                                                                           in 1992. She was
                                                                                           promoted to Senior
                                                                                           Vice President in
                                                                                           1998.
                                                              - Kenneth J. Enright         Mr. Enright, a manager
                                                                Vice President and         of the Portfolio's
                                                              Portfolio Manager            common stock portion,
                                                                                           joined MFS in 1986 as
                                                                                           a research analyst. He
                                                                                           became an Assistant
                                                                                           Vice President in
                                                                                           1987, Vice President
                                                                                           in 1988, and portfolio
                                                                                           manager in 1993.
 ----------------------------------------------------------------------------------------------------------------
  Asset Allocation Portfolio    GSAM                          - Paul D. Farrell            Mr. Farrell joined
                                                                Vice President and Senior  GSAM in 1991 as a Vice
                                                              Portfolio Manager            President and has been
                                                                (equity portion)           a Senior Portfolio
                                                                                           Manager since 1991.
                                                              - Karma Wilson               Ms. Wilson joined GSAM
                                                                Co-Portfolio Manager and   in 1994 as a Vice
                                                              Vice President               President and
                                                                (equity portion)           portfolio manager.
                                                                                           Prior to 1994, she was
                                                                                           an investment analyst
                                                                                           with Bankers Trust
                                                                                           Australia Ltd.
                                                              - George D. Adler            Mr. Adler joined GSAM
                                                                Vice President and Senior  in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1990 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty
                                                                                           Investment Management,
                                                                                           Inc. ("Liberty").
                                                              - Robert G. Collins          Mr. Collins joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1991 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                              Managing Director and        in 1997 as a Managing
                                                              Senior Portfolio Manager     Director and portfolio
                                                              (equity portion)             manager. From 1994 to
                                                                                           1997, he was the Chief
                                                                                           Investment Officer and
                                                                                           Chairman at Liberty.
                                                                                           He was a portfolio
                                                                                           manager and president
                                                                                           at Liberty's
                                                                                           predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management, from 1984
                                                                                           to 1994.
                                                              - Gregory H. Ekizian         Mr. Ekizian joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1990 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty and
                                                                                           its predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management.
                                                              - David G. Shell             Mr. Shell joined GSAM
                                                                Vice President and Senior  in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1987 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty and
                                                                                           its predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management.
                                                              - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                                Portfolio Manager          President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1992 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty.
                                                              - Jonathan A. Beinner        Mr. Beinner has been
                                                                Co-Portfolio Manager and   Managing Director of
                                                              Managing Director (fixed     GSAM's U.S. Fixed
                                                              income portion)              Income Department
                                                                                           since 1997. He joined
                                                                                           the Fixed Income Group
                                                                                           in 1990 as an
                                                                                           associate portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - C. Richard Lucy            Mr. Lucy has been Co-
                                                              Co-Portfolio Manager and     Managing Director of
                                                              Managing Director (fixed     GSAM's Fixed Income
                                                              income portion)              Department since 1997.
                                                                                           He joined the Fixed
                                                                                           Income Group in 1992
                                                                                           as a Vice President
                                                                                           and portfolio manager.
 ----------------------------------------------------------------------------------------------------------------
  Utility Portfolio             Federated                     - Linda A. Duessel           Ms. Duessel joined
                                                                Co-Portfolio Manager and   Federated in 1991 as
                                                              Vice President               an Investment Analyst
                                                                                           and Assistant Vice
                                                                                           President. She became
                                                                                           a Vice President and
                                                                                           portfolio manager in
                                                                                           1995.
                                                              - Steven J. Lehman           Mr. Lehman joined
                                                                Co-Portfolio Manager and   Federated in 1997 as a
                                                              Vice President               Vice President and
                                                                                           portfolio manager.
                                                                                           From 1985 to 1997, he
                                                                                           served as a portfolio
                                                                                           manager and Vice
                                                                                           President at First
                                                                                           Chicago NBD.
 ----------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio       First American                - Gerald C. Bren             Mr. Bren joined First
                                                                Co-Portfolio Manager       American in 1972 as an
                                                                                           investment analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1987. He is
                                                                                           a Chartered Financial
                                                                                           Analyst.
                                                              - Cori B. Johnson            Ms. Johnson joined
                                                                Portfolio Manager          First American in 1991
                                                                                           as a securities
                                                                                           analyst. She became a
                                                                                           portfolio manager in
                                                                                           1993. She is a
                                                                                           Chartered Financial
                                                                                           Analyst.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Equity Index Portfolio        First American                - James S. Rovner            Mr. Rovner joined
                                                              Portfolio Manager            First American in 1986
                                                                                           as a portfolio manager
                                                                                           and has managed assets
                                                                                           for institutional and
                                                                                           individual clients for
                                                                                           over 15 years,
                                                                                           specializing in equity
                                                                                           and balanced
                                                                                           investment strategies.
                                                              - Evan C. Lundquist          Mr. Lundquist joined
                                                                Portfolio Manager          First American in 1993
                                                                                           as an analyst and
                                                                                           portfolio manager. He
                                                                                           has analytic
                                                                                           responsibilities for
                                                                                           paper/forest products,
                                                                                           metals and mining,
                                                                                           steel, engineering and
                                                                                           construction, and
                                                                                           building and
                                                                                           appliances industries.
 ----------------------------------------------------------------------------------------------------------------
  Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                                Portfolio Manager and      company in 1989 as a
                                                              Senior Vice President        research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1991 and
                                                                                           was promoted to Senior
                                                                                           Vice President and
                                                                                           Associate Director of
                                                                                           Research in 1996.
 ----------------------------------------------------------------------------------------------------------------
  Federated Value Portfolio     Federated                     - Arthur J. Barry            Mr. Barry joined
                                                                Co-Portfolio Manager and   Federated in 1994 as
                                                              Vice President               an Investment Analyst
                                                                                           and was promoted to an
                                                                                           Assistant Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           April 1997. He was
                                                                                           then promoted to Vice
                                                                                           President in 1998.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Michael P. Donnelly        Mr. Donnelly joined
                                                                Co-Portfolio Manager and   Federated in 1989 as
                                                                Vice President             an Investment Analyst
                                                                                           and became an
                                                                                           Assistant Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1992. He was then
                                                                                           promoted to Vice
                                                                                           President in 1994.
 ----------------------------------------------------------------------------------------------------------------
  Venture Value Portfolio       Davis Selected                - Christopher C. Davis       Mr. Davis has been
                                                                Co-Portfolio Manager       employed by Davis
                                                                                           Selected since 1989 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, co-portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
                                                              - Kenneth C. Feinberg        Mr. Feinberg has been
                                                                Co-Portfolio Manager       employed by Davis
                                                                                           Selected since 1994 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          See above.
  Portfolio                                                     Vice President and
                                                              Portfolio Manager
 ----------------------------------------------------------------------------------------------------------------
  Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                                Executive Vice President   company in 1984 as a
                                                              and Portfolio Manager        research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1993 and
                                                                                           was promoted to an
                                                                                           Executive Vice
                                                                                           President in 1999.
 ----------------------------------------------------------------------------------------------------------------
  MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.    Mr. Laupheimer joined
  Portfolio                                                     Senior Vice President and  MFS in 1981 as a
                                                                Portfolio Manager          research analyst. He
                                                                                           became an Investment
                                                                                           Officer in 1983,
                                                                                           Assistant Vice
                                                                                           President in 1984,
                                                                                           Vice President in
                                                                                           1986, portfolio
                                                                                           manager in 1987,
                                                                                           Senior Vice President
                                                                                           in 1995 and Director
                                                                                           of Equity Research in
                                                                                           1999.
                                                              - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                                Senior Vice President and  in 1986 as a research
                                                              Portfolio Manager            analyst. He became an
                                                                                           Assistant Vice
                                                                                           President in 1987,
                                                                                           Vice President in
                                                                                           1988, portfolio
                                                                                           manager in 1995 and
                                                                                           Senior Vice President
                                                                                           in 1999.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Putnam Growth Portfolio       Putnam                        - C. Beth Cotner             Ms. Cotner joined the
                                                              Managing Director and Chief  company in 1995 as
                                                              Investment Officer           Senior Vice President
                                                                                           and Senior Portfolio
                                                                                           Manager. Prior to that
                                                                                           time, she was an
                                                                                           Executive Vice
                                                                                           President of Kemper
                                                                                           Financial Services
                                                                                           from 1984 to 1995.
                                                              - Richard England            Mr. England joined the
                                                                Senior Vice President and  company in 1992 as a
                                                              Senior Portfolio Manager     Global Equity Analyst.
                                                                                           In 1994, he was
                                                                                           promoted to Associate
                                                                                           Director of Research
                                                                                           and then joined the
                                                                                           Growth Equity Team in
                                                                                           1996 as a Senior
                                                                                           Portfolio Manager.
                                                              - Manuel H. Weiss            Mr. Weiss joined the
                                                                Senior Vice President and  company in 1987 as a
                                                              Senior Portfolio Manager     portfolio manager to
                                                                                           head the quantitative
                                                                                           effort in the
                                                                                           development of the
                                                                                           Core Growth Equity
                                                                                           product.
                                                              - David J. Santos            Mr. Santos joined the
                                                                Senior Vice President and  company in 1986 as a
                                                              Portfolio Manager            Pricing Operations
                                                                                           Manager and moved to
                                                                                           the investment
                                                                                           management side in
                                                                                           1991. He became a
                                                                                           portfolio manager in
                                                                                           1992.
 ----------------------------------------------------------------------------------------------------------------
  Real Estate Portfolio         Davis Selected                - Andrew A. Davis            Mr. Davis has been
                                                                Portfolio Manager          employed by Davis
                                                                                           Selected since 1994 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, co-portfolio
                                                                                           manager and portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Small Company Value           First American                - Albin S. Dubiak            Mr. Dubiak is the
  Portfolio                                                   Portfolio Manager            leader of the
                                                                                           investment team that
                                                                                           manages this
                                                                                           portfolio. He joined
                                                                                           First American in 1969
                                                                                           as an investment
                                                                                           analyst and became a
                                                                                           portfolio manager in
                                                                                           1985.
                                                              - Frank G. Magdalen          Mr. Magdalen joined
                                                                Portfolio Manager          First American in 1979
                                                                                           as an investment
                                                                                           analyst and became a
                                                                                           portfolio manager in
                                                                                           1991. He is a
                                                                                           Chartered Financial
                                                                                           Analyst.
 ----------------------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
  Portfolio                                                     Vice President and         as a research analyst
                                                              Portfolio Manager            in 1989. He was named
                                                                                           investment officer in
                                                                                           1990, Assistant Vice
                                                                                           President in 1991,
                                                                                           Vice President in
                                                                                           1992, portfolio
                                                                                           manager in 1993 and
                                                                                           Senior Vice President
                                                                                           in 1999.
 ----------------------------------------------------------------------------------------------------------------
  Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                                Vice President and         firm in 1998 as a Vice
                                                              Portfolio Manager            President and
                                                                                           portfolio manager.
                                                                                           Prior to joining
                                                                                           SAAMCo, she was the
                                                                                           founder and General
                                                                                           Partner of Manhattan
                                                                                           Capital Partners, L.P.
                                                                                           (1991-1995).
 ----------------------------------------------------------------------------------------------------------------
  International Growth and      Putnam                        - Deborah F. Kuenstner       Ms. Kuenster joined
  Income Portfolio                                              Chief Investment Officer   Putnam as a Senior
                                                                and Senior Portfolio       Vice President and
                                                                Manager                    Senior Portfolio
                                                                                           Manager in March 1997.
                                                                                           Ms. Kuenstner was
                                                                                           Senior Portfolio
                                                                                           Manager at Dupont
                                                                                           Pension Fund
                                                                                           Management from 1989
                                                                                           to 1997.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - George W. Stairs           Mr. Stairs joined
                                                              Senior Vice President and    Putnam as a Global
                                                              Portfolio Manager            Equity research
                                                                                           analyst in 1994. In
                                                                                           1997, he became a
                                                                                           Senior Vice President
                                                                                           and Portfolio Manager.
                                                                                           Mr. Stairs was an
                                                                                           Associate at Value
                                                                                           Quest Ltd. from 1992
                                                                                           to 1994.
 ----------------------------------------------------------------------------------------------------------------
  Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                                Portfolio Manager,         the company in 1992 as
                                                              Director and Senior Vice     Director of
                                                              President                    International
                                                                                           Quantitative Stock
                                                                                           Analysis and portfolio
                                                                                           manager. He was
                                                                                           promoted to Senior
                                                                                           Vice President in
                                                                                           1998.
 ----------------------------------------------------------------------------------------------------------------
  International Diversified     MSAM                          - Barton Biggs               Mr. Biggs has been a
  Equities Portfolio                                            Chairman, Chief            Chairman and a
                                                              Investment Officer and       Director of MSAM since
                                                              Co-Portfolio Manager         1980 and a Managing
                                                                                           Director of Morgan
                                                                                           Stanley & Co.
                                                                                           Incorporated since
                                                                                           1975.
                                                              - Ann Thivierge              Ms. Thivierge joined
                                                                Managing Director and      MSAM in 1986 and is
                                                              Co-Portfolio Manager         currently a Managing
                                                                                           Director.
 ----------------------------------------------------------------------------------------------------------------
  Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                                Managing Director, Chief   Putnam as Managing
                                                              Investment Officer and Co-   Director, Chief
                                                              Portfolio Manager            Investment Officer and
                                                                                           portfolio manager in
                                                                                           1996. He was a
                                                                                           Managing Director of
                                                                                           Montgomery Asset
                                                                                           Management, Ltd. from
                                                                                           1992 to 1996.
                                                              - J. Peter Grant             Mr. Grant joined
                                                                Senior Vice President and  Putnam in 1973 as a
                                                              Co-Portfolio Manager         Vice President and
                                                                                           research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1974 and a
                                                                                           Senior Vice President
                                                                                           in 1997.
 ----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT



State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------



The following Financial Highlights tables for each Portfolio is intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders, which is available upon request.

--------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST


                             FINANCIAL HIGHLIGHTS*


 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                         NET                                    TOTAL
                                                        ASSET       NET       NET REALIZED       FROM
                                                        VALUE     INVEST-     & UNREALIZED     INVEST-
                      PERIOD                          BEGINNING     MENT     GAIN (LOSS) ON      MENT
                      ENDED                           OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
--------------------------------------------------------------------------------------------------------
Cash Management Portfolio

11/30/94                                               $10.20      $0.38         $(0.02)        $ 0.36
11/30/95                                                10.47       0.56           0.01           0.57
11/30/96                                                10.70       0.53          (0.02)          0.51
11/30/97                                                10.76       0.53           0.01           0.54
11/30/98                                                10.74       0.54          (0.02)          0.52
1/31/99#                                                10.58       0.08           0.01           0.09
Global Bond Portfolio

11/30/94                                                10.30       0.53          (0.86)         (0.33)
11/30/95                                                 9.83       0.60           0.97           1.57
11/30/96                                                11.02       0.59           0.54           1.13
11/30/97                                                11.40       0.52           0.38           0.90
11/30/98                                                11.51       0.49           0.78           1.27
1/31/99#                                                11.77       0.07           0.11           0.18
Corporate Bond Portfolio

11/30/94                                                10.19       0.52          (0.87)         (0.35)
11/30/95                                                 9.75       0.60           1.00           1.60
11/30/96                                                10.82       0.65           0.03           0.68
11/30/97                                                11.09       0.77           0.21           0.98
11/30/98                                                11.54       0.77          (0.02)          0.75
1/31/99#                                                11.83       0.12           0.04           0.16
High-Yield Bond Portfolio

11/30/94                                                11.12       1.20          (1.65)         (0.45)
11/30/95                                                10.32       1.11           0.12           1.23
11/30/96                                                10.53       0.98           0.48           1.46
11/30/97                                                11.04       1.04           0.48           1.52
11/30/98                                                11.82       1.14          (1.24)         (0.10)
1/31/99#                                                10.98       0.18          (0.02)          0.16
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.09)         (0.05)
11/30/95                                                 9.95       1.10           0.47           1.57
11/30/96                                                11.42       1.25           1.60           2.85
11/30/97                                                13.35       0.98           0.68           1.66
11/30/98                                                13.20       1.07          (2.61)         (1.54)
1/31/99#                                                10.31       0.16          (0.35)         (0.19)
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                10.00       0.10           1.03           1.13
11/30/97                                                11.13       0.23           2.15           2.38
11/30/98                                                13.45       0.30           2.33           2.63
1/31/99#                                                15.61       0.05           1.58           1.63
MFS Total Return Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.08)         (0.04)
11/30/95                                                 9.96       0.34           2.23           2.57
11/30/96                                                12.48       0.34           1.31           1.65
11/30/97                                                13.63       0.37           1.39           1.76
11/30/98                                                14.75       0.36           1.56           1.92
1/31/99#                                                14.96       0.06           0.82           0.88

--------------------------------------------------  -----------------------------------------------------------
                                                      DIVIDENDS      DIVIDENDS     NET                   NET
                                                    DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                         NET         REALIZED     VALUE                 END OF
                      PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                      ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
--------------------------------------------------  -----------------------------------------------------------
Cash Management Portfolio
11/30/94                                            $      (0.09)     $    -      $10.47      3.51%    $ 89,098
11/30/95                                                   (0.34)          -       10.70      5.59       90,731
11/30/96                                                   (0.45)          -       10.76      4.92       91,247
11/30/97                                                   (0.56)          -       10.74      5.22      156,119
11/30/98                                                   (0.68)          -       10.58      5.05      223,640
1/31/99#                                                       -           -       10.67      0.85      277,370
Global Bond Portfolio
11/30/94                                                   (0.09)      (0.05)       9.83     (3.18)      44,543
11/30/95                                                   (0.38)          -       11.02     16.40       59,759
11/30/96                                                   (0.75)          -       11.40     10.94       68,221
11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
1/31/99#                                                       -           -       11.95      1.53      122,306
Corporate Bond Portfolio
11/30/94                                                   (0.05)      (0.04)       9.75     (3.41)      15,869
11/30/95                                                   (0.53)          -       10.82     17.01       29,475
11/30/96                                                   (0.41)          -       11.09      6.51       37,207
11/30/97                                                   (0.53)          -       11.54      9.26       62,272
11/30/98                                                   (0.46)          -       11.83      6.61      143,561
1/31/99#                                                       -           -       11.99      1.35      158,804
High-Yield Bond Portfolio
11/30/94                                                   (0.29)      (0.06)      10.32     (4.26)      55,803
11/30/95                                                   (1.02)          -       10.53     12.64       82,174
11/30/96                                                   (0.95)          -       11.04     14.86      113,229
11/30/97                                                   (0.74)          -       11.82     14.53      195,639
11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
1/31/99#                                                       -           -       11.14      1.46      293,037
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                       -           -        9.95     (0.50)      10.478
11/30/95                                                   (0.10)          -       11.42     16.02       21,515
11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
1/31/99#                                                       -           -       10.12     (1.84)     116,977
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                       -           -       11.13     11.30       10,224
11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
1/31/99#                                                       -           -       17.24     10.44      194,878
MFS Total Return Portfolio
10/28/94-
11/30/94                                                       -           -        9.96     (0.40)       1,516
11/30/95                                                   (0.05)          -       12.48     25.89       32,429
11/30/96                                                   (0.19)      (0.31)      13.63     13.75       70,021
11/30/97                                                   (0.23)      (0.41)      14.75     13.52       95,721
11/30/98                                                   (0.31)      (1.40)      14.96     13.54      131,440
1/31/99#                                                       -           -       15.84      5.88      145,332

--------------------------------------------------  ------------------------------------------
                                                                      RATIO OF NET
                                                     RATIO OF          INVESTMENT
                                                    EXPENSES TO        INCOME TO
                      PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                      ENDED                           ASSETS           NET ASSETS    TURNOVER
--------------------------------------------------  ------------------------------------------
Cash Management Portfolio
11/30/94                                                 0.70%++          3.73%++         -%
11/30/95                                                 0.67             5.32            -
11/30/96                                                 0.62             4.90            -
11/30/97                                                 0.63             5.06            -
11/30/98                                                 0.58             4.97            -
1/31/99#                                                0.62+            5.02+            -
Global Bond Portfolio
11/30/94                                                 1.06             5.29          347
11/30/95                                                 0.95             5.89          339
11/30/96                                                 0.89             5.44          223
11/30/97                                                 0.90             4.70          360
11/30/98                                                 0.85             4.27          210
1/31/99#                                                0.97+            3.65+           30
Corporate Bond Portfolio
11/30/94                                                 0.94++           5.21++        419
11/30/95                                                 0.96++           5.93++        412
11/30/96                                                 0.97             6.11          338
11/30/97                                                 0.91             6.99           49
11/30/98                                                 0.77             6.61           15
1/31/99#                                                0.80+            6.16+            4
High-Yield Bond Portfolio
11/30/94                                                 0.92++          11.07++        225
11/30/95                                                 0.80            10.80          174
11/30/96                                                 0.77             9.41          107
11/30/97                                                 0.75             9.26          243
11/30/98                                                 0.69             9.75          128
1/31/99#                                                0.72+            9.71+           17
Worldwide High Income Portfolio
10/28/94-
11/30/94                                              1.60+++          4.48+++            2
11/30/95                                                 1.30            10.46          176
11/30/96                                                 1.18            10.45          177
11/30/97                                                 1.10             7.58          146
11/30/98                                                 1.08             8.90          158
1/31/99#                                               1.11+@           9.57+@           12
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                 1.00+++          1.92+++        40
11/30/97                                                 1.00             1.82          143
11/30/98                                                 0.78             2.10          111
1/31/99#                                               0.74+@           1.73+@           26
MFS Total Return Portfolio
10/28/94-
11/30/94                                                 1.00+++          4.25+++        10
11/30/95                                                 0.98++           3.08++        153
11/30/96                                                 0.84             2.74          194
11/30/97                                                 0.82             2.63          271
11/30/98                                                 0.77             2.43          106
1/31/99#                                                0.81+            2.40+           86



   *  Calculated based upon average shares outstanding



   **  After fee waivers and expense reimbursements by the investment adviser



   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.



   #  The Portfolio changed its fiscal year ended from November 30 to January
      31.



   +  Annualized



   @  Net of custody credits of 0.01%



   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:



                                                           EXPENSES                              NET INVESTMENT INCOME
                                           ----------------------------------------   -------------------------------------------
                                           1994   1995   1996   1997   1998    1999   1994    1995    1996    1997   1998    1999
                                           ----------------------------------------   -------------------------------------------
Cash Management Portfolio................  0.78%  0.67%  0.62%  0.63%  0.58%   0.62%   3.65%   5.32%   4.90%  5.06%  4.97%   5.02%
Global Bond Portfolio....................  1.06   0.95   0.89   0.90   0.85    0.97    5.29    5.89    5.44   4.70   4.27    3.65
Corporate Bond Portfolio.................  1.09   0.97   0.97   0.91   0.77    0.80    5.06    5.92    6.11   6.99   6.61    6.16
High-Yield Bond Portfolio................  0.93   0.80   0.77   0.75   0.69    0.72   11.06   10.80    9.41   9.26   9.75    9.71
Worldwide High Income Portfolio..........  2.26   1.30   1.18   1.10   1.08    1.11    3.82   10.46   10.45   7.58   8.90    9.57
SunAmerica Balanced Portfolio............     -      -   1.43   1.00   0.78    0.74       -       -    1.49   1.82   2.10    1.73
MFS Total Return Portfolio...............  6.82   1.11   0.84   0.82   0.77    0.81   (1.57)   2.95    2.74   2.63   2.43    2.40

--------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST


                      FINANCIAL HIGHLIGHTS* -- (CONTINUED)


 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    NET                                    TOTAL
                                                   ASSET       NET       NET REALIZED       FROM
                                                   VALUE     INVEST-     & UNREALIZED     INVEST-
                   PERIOD                        BEGINNING     MENT     GAIN (LOSS) ON      MENT
                    ENDED                        OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------
Asset Allocation Portfolio

11/30/94                                          $10.36      $0.29         $(0.25)        $ 0.04
11/30/95                                           10.32       0.42           2.24           2.66
11/30/96                                           12.74       0.48           2.00           2.48
11/30/97                                           14.52       0.44           2.55           2.99
11/30/98                                           16.21       0.48           0.08           0.56
1/31/99#                                           14.81       0.07           0.15           0.22
Utility Portfolio
6/3/96-
11/30/96                                           10.00       0.24           0.51           0.75
11/30/97                                           10.75       0.36           1.91           2.27
11/30/98                                           12.91       0.42           1.62           2.04
1/31/99#                                           14.46       0.08           0.03           0.11
Growth-Income Portfolio

11/30/94                                           10.61       0.13          (0.36)         (0.23)
11/30/95                                           10.33       0.17           3.31           3.48
11/30/96                                           13.71       0.18           3.48           3.66
11/30/97                                           16.82       0.17           4.69           4.86
11/30/98                                           20.82       0.17           4.33           4.50
1/31/99#                                           24.23       0.02           3.63           3.65
Federated Value Portfolio
6/3/96-
11/30/96                                           10.00       0.07           1.01           1.08
11/30/97                                           11.08       0.13           2.72           2.85
11/30/98                                           13.90       0.17           2.35           2.52
1/31/99#                                           16.06       0.02           0.54           0.56
Venture Value Portfolio
10/28/94-
11/30/94                                           10.00       0.03          (0.25)         (0.22)
11/30/95                                            9.78       0.17           3.55           3.72
11/30/96                                           13.47       0.18           3.46           3.64
11/30/97                                           16.90       0.19           4.73           4.92
11/30/98                                           21.47       0.20           2.23           2.43
1/31/99#                                           23.10       0.03           1.25           1.28
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                           10.00       0.11          (0.30)         (0.19)
1/31/99#                                            9.81       0.02          (0.23)         (0.21)
Putnam Growth Portfolio

11/30/94                                           10.04       0.03          (0.01)          0.02
11/30/95                                           10.05      (0.01)          3.09           3.08
11/30/96                                           13.10          -           2.61           2.61
11/30/97                                           15.71       0.03           3.93           3.96
11/30/98                                           19.15       0.01           4.15           4.16
1/31/99#                                           20.21      (0.01)          3.33           3.32
MFS Growth and Income Portfolio

11/30/94                                           10.78       0.16          (0.87)         (0.71)
11/30/95                                           10.01       0.12           3.14           3.26
11/30/96                                           13.14       0.11           2.16           2.27
11/30/97                                           14.39       0.11           2.48           2.59
11/30/98                                           15.62       0.02           2.61           2.63
1/31/99#                                           15.37       0.01           1.60           1.61

---------------------------------------------  --------------------------------------------------------------
                                                 DIVIDENDS       DIVIDENDS     NET                    NET
                                               DECLARED FROM     FROM NET     ASSET                  ASSETS
                                                    NET          REALIZED     VALUE                  END OF
                   PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
                    ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
---------------------------------------------  --------------------------------------------------------------
Asset Allocation Portfolio
11/30/94                                       $       (0.05)     $(0.03)     $10.32      0.30%    $  106,856
11/30/95                                               (0.20)      (0.04)      12.74     26.10        199,836
11/30/96                                               (0.31)      (0.39)      14.52     20.27        316,388
11/30/97                                               (0.40)      (0.90)      16.21     21.97        526,585
11/30/98                                               (0.35)      (1.61)      14.81      2.85        713,045
1/31/99#                                                   -           -       15.03      1.49        724,516
Utility Portfolio
6/3/96-
11/30/96                                                   -           -       10.75      7.50          6,299
11/30/97                                               (0.09)      (0.02)      12.91     21.26         24,366
11/30/98                                               (0.16)      (0.33)      14.46     15.98         68,049
1/31/99#                                                   -           -       14.57      0.76         77,323
Growth-Income Portfolio
11/30/94                                               (0.04)      (0.01)      10.33     (2.20)        84,899
11/30/95                                               (0.10)          -       13.71     33.89        171,281
11/30/96                                               (0.12)      (0.43)      16.82     27.41        325,463
11/30/97                                               (0.13)      (0.73)      20.82     30.11        622,062
11/30/98                                               (0.13)      (0.96)      24.23     21.91      1,019,590
1/31/99#                                                   -           -       27.88     15.06      1,206,113
Federated Value Portfolio
6/3/96-
11/30/96                                                   -           -       11.08     10.80         12,460
11/30/97                                               (0.03)          -       13.90     25.75         59,024
11/30/98                                               (0.06)      (0.30)      16.06     18.22        145,900
1/31/99#                                                   -           -       16.62      3.49        159,176
Venture Value Portfolio
10/28/94-
11/30/94                                                   -           -        9.78      (2.20)        4,449
11/30/95                                               (0.03)          -       13.47     38.17        154,908
11/30/96                                               (0.09)      (0.12)      16.90     27.44        516,413
11/30/97                                               (0.09)      (0.26)      21.47     29.62      1,140,053
11/30/98                                               (0.12)      (0.68)      23.10     11.36      1,725,411
1/31/99#                                                   -           -       24.38      5.54      1,840,354
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                                   -           -        9.81     (1.90)        65,283
1/31/99#                                                   -           -        9.60     (2.14)        78,062
Putnam Growth Portfolio
11/30/94                                               (0.01)          -       10.05      0.19         75,342
11/30/95                                               (0.03)          -       13.10     30.66        115,276
11/30/96                                                   -           -       15.71     19.92        160,073
11/30/97                                                   -       (0.52)      19.15     26.01        234,726
11/30/98                                               (0.02)      (3.08)      20.21     22.56        398,863
1/31/99#                                                   -           -       23.53     16.43        494,813
MFS Growth and Income Portfolio
11/30/94                                               (0.06)          -       10.01     (6.64)       104,194
11/30/95                                               (0.13)          -       13.14     32.92        149,910
11/30/96                                               (0.11)      (0.91)      14.39     18.40        186,368
11/30/97                                               (0.10)      (1.26)      15.62     19.78        218,496
11/30/98                                               (0.12)      (2.76)      15.37     17.82        238,298
1/31/99#                                                   -           -       16.98     10.47        266,069

---------------------------------------------  --------------------------------------
                                                             RATIO OF NET
                                                RATIO OF      INVESTMENT
                                               EXPENSES TO    INCOME TO
                   PERIOD                      AVERAGE NET     AVERAGE      PORTFOLIO
                    ENDED                        ASSETS       NET ASSETS    TURNOVER
---------------------------------------------  --------------------------------------
Asset Allocation Portfolio
11/30/94                                          0.94%++        2.71%++       152%
11/30/95                                          0.81           3.62          207
11/30/96                                          0.74           3.66          200
11/30/97                                          0.68           2.88          176
11/30/98                                          0.64           3.15          156
1/31/99#                                         0.66+          2.60+           30
Utility Portfolio
6/3/96-
11/30/96                                          1.05+++        4.41+++        24
11/30/97                                          1.05++         3.15++         77
11/30/98                                          1.01           3.04           72
1/31/99#                                         0.93+          3.02+           12
Growth-Income Portfolio
11/30/94                                          0.81++         1.26++         59
11/30/95                                          0.77           1.42           59
11/30/96                                          0.72           1.21           82
11/30/97                                          0.65           0.89           44
11/30/98                                          0.60           0.78           53
1/31/99#                                         0.60+          0.35+           16
Federated Value Portfolio
6/3/96-
11/30/96                                          1.05+++        1.26+++        30
11/30/97                                          1.03           1.03           46
11/30/98                                          0.83           1.13           51
1/31/99#                                         0.86+          0.75+            4
Venture Value Portfolio
10/28/94-
11/30/94                                          1.10+++        3.93+++         -
11/30/95                                          1.00++         1.43++         18
11/30/96                                          0.85           1.21           22
11/30/97                                          0.79           0.98           22
11/30/98                                          0.75           0.89           25
1/31/99#                                         0.77+          0.86+            5
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                       0.85+++        2.04+++            0
1/31/99#                                         0.85+          0.93+           58
Putnam Growth Portfolio
11/30/94                                          0.96++         0.31++         54
11/30/95                                          0.93          (0.05)          52
11/30/96                                          0.90          (0.02)          63
11/30/97                                          0.91           0.18          125
11/30/98                                          0.86           0.09           75
1/31/99#                                         0.86+          (0.19)+         10
MFS Growth and Income Portfolio
11/30/94                                          0.81++         1.52++        211
11/30/95                                          0.76           1.01          229
11/30/96                                          0.74           0.82          164
11/30/97                                          0.73           0.77          217
11/30/98                                          0.70           0.17          105
1/31/99#                                         0.75+          0.38+           76



   *  Calculated based upon average shares outstanding



   **  After fee waivers and expense reimbursements by the investment adviser



   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.



   #  The Portfolio changed its fiscal year ended from November 30 to January
      31.



   +  Annualized



   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                         EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                         ----------------------------------------   ---------------------------------------------
                                         1994   1995   1996   1997   1998    1999   1994    1995    1996    1997    1998    1999
                                         ----------------------------------------   ---------------------------------------------
 Asset Allocation Portfolio............  0.94%  0.81%  0.74%  0.68%  0.64%   0.66%   2.71%   3.62%   3.66%   2.88%  3.15%    2.60%
 Utility Portfolio.....................     -      -   1.93   1.24   1.01    0.93       -       -    3.53    2.96   3.04     3.02
 Growth-Income Portfolio...............  0.89   0.77   0.72   0.65   0.60    0.60    1.18    1.42    1.21    0.89   0.78     0.55
 Federated Value Portfolio.............     -      -   1.57   1.03   0.83    0.86       -       -    0.74    1.03   1.13     0.75
 Venture Value Portfolio...............  3.89   1.02   0.85   0.79   0.75    0.77    1.14    1.41    1.21    0.98   0.89     0.86
 "Dogs" of Wall Street Portfolio.......     -      -      -      -   0.92    0.85       -       -       -       -   1.97     0.93
 Putnam Growth Portfolio...............  1.05   0.93   0.90   0.91   0.86    0.86    0.22   (0.05)  (0.02)   0.18   0.09    (0.19)
 MFS Growth and Income Portfolio.......  0.87   0.76   0.74   0.73   0.70    0.75    1.46    1.01    0.82    0.77   0.17     0.38

--------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST


                      FINANCIAL HIGHLIGHTS* -- (CONTINUED)


 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                    PERIOD                       BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                    ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio

11/30/94                                          $10.92      $0.04         $(0.14)        $(0.10)    $      (0.01)     $(0.17)
11/30/95                                           10.64       0.07           5.08           5.15            (0.03)      (0.13)
11/30/96                                           15.63       0.08           4.07           4.15            (0.04)      (1.01)
11/30/97                                           18.73       0.16           4.76           4.92            (0.05)      (1.04)
11/30/98                                           22.56       0.07           7.77           7.84            (0.06)      (2.30)
1/31/99#                                           28.04       0.00           7.22           7.22                -           -
Global Equities Portfolio

11/30/94                                           10.99       0.05           0.71           0.76            (0.01)      (0.07)
11/30/95                                           11.67       0.12           1.64           1.76            (0.08)      (0.29)
11/30/96                                           13.06       0.14           2.19           2.33            (0.14)      (0.33)
11/30/97                                           14.92       0.09           1.79           1.88            (0.13)      (0.69)
11/30/98                                           15.98       0.07           2.40           2.47            (0.19)      (1.36)
1/31/99#                                           16.90       0.00           1.71           1.71                -           -
International Growth and Income Portfolio
6/2/97-
11/30/97                                           10.00       0.03           0.38           0.41                -           -
11/30/98                                           10.41       0.13           0.86           0.99            (0.03)      (0.06)
1/31/99#                                           11.31          -           0.40           0.40            (0.02)      (0.19)
International Diversified Equities Portfolio
10/28/94-11/30/94                                  10.00       0.01          (0.23)         (0.22)               -           -
11/30/95                                            9.78       0.07           0.38           0.45            (0.08)          -
11/30/96                                           10.15       0.05           1.43           1.48            (0.26)          -
11/30/97                                           11.37       0.09           0.28           0.37            (0.31)      (0.10)
11/30/98                                           11.33       0.15           1.93           2.08            (0.40)      (0.15)
1/31/99#                                           12.86      (0.01)          0.22           0.21                -           -
Real Estate Portfolio
6/2/97-
11/30/97                                           10.00       0.16           1.37           1.53                -           -
11/30/98                                           11.53       0.45          (1.93)         (1.48)           (0.16)      (0.01)
1/31/99#                                            9.88       0.09          (0.36)         (0.27)               -           -
Aggressive Growth Portfolio
6/3/96-
11/30/96                                           10.00       0.02           0.34           0.36                -           -
11/30/97                                           10.36       0.01           1.40           1.41            (0.01)          -
11/30/98                                           11.76       0.04           0.52           0.56                -           -
1/31/99#                                           12.32          -           3.20           3.20                -           -
Emerging Markets Portfolio
6/2/97-
11/30/97                                           10.00       0.06          (2.03)         (1.97)               -           -
11/30/98                                            8.03       0.04          (1.78)         (1.74)           (0.07)          -
1/31/99#                                            6.22       0.01              -           0.01            (0.01)          -

----------------------------------------------  --------------------------------------------------------------------------
                                                 NET                    NET                       RATIO OF NET
                                                ASSET                  ASSETS       RATIO OF       INVESTMENT
                                                VALUE                  END OF      EXPENSES TO     INCOME TO
                    PERIOD                      END OF     TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                    ENDED                       PERIOD   RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
----------------------------------------------  --------------------------------------------------------------------------
Alliance Growth Portfolio
11/30/94                                        $10.64     (0.93)%   $   53,213           0.82%++     0.37%++       146%
11/30/95                                         15.63     48.91        167,870           0.79        0.51          138
11/30/96                                         18.73     28.05        381,367           0.71        0.51          121
11/30/97                                         22.56     27.80        704,533           0.65        0.37          110
11/30/98                                         28.04     35.92      1,396,140           0.58        0.27           90
1/31/99#                                         35.26     25.75      1,864,924          0.63+       (0.01)+         11
Global Equities Portfolio
11/30/94                                         11.67      6.87        136,758           1.28        0.42           67
11/30/95                                         13.06     15.58        165,752           1.14        1.02          106
11/30/96                                         14.92     18.21        246,482           1.03        1.04           70
11/30/97                                         15.98     13.30        341,639           0.95        0.58          115
11/30/98                                         16.90     15.34        420,358           0.88        0.46           92
1/31/99#                                         18.61     10.12        463,138          0.86+       (0.04)+         12
International Growth and Income Portfolio
6/2/97-
11/30/97                                         10.41      4.10         42,844           1.60+++     0.61+++        19
11/30/98                                         11.31      9.58        128,344           1.46        1.12           51
1/31/99#                                         11.50      3.56        142,497          1.46+       (0.10)          10
International Diversified Equities Portfolio
10/28/94-11/30/94                                 9.78     (2.20)        12,438           1.70+++     1.60+++         -
11/30/95                                         10.15      4.63         48,961           1.70++      0.76++         52
11/30/96                                         11.37     14.85        157,008           1.59        0.47           53
11/30/97                                         11.33      3.52        248,927           1.35        0.82           56
11/30/98                                         12.86     18.33        354,174           1.26        1.18           40
1/31/99#                                         13.07      1.63        373,785          1.26+       (0.43)+          7
Real Estate Portfolio
6/2/97-
11/30/97                                         11.53     15.30         29,565           1.25+++     3.25+++         7
11/30/98                                          9.88    (13.04)        59,102           0.95        4.21           26
1/31/99#                                          9.61     (2.73)        58,504          1.01+       5.63+            6
Aggressive Growth Portfolio
6/3/96-
11/30/96                                         10.36      3.60         35,124           1.05+++     0.46+++        47
11/30/97                                         11.76     13.62        103,603           0.90       (0.13)         221
11/30/98                                         12.32      4.76        133,183           0.83        0.32          268
1/31/99#                                         15.52     25.97        182,313          0.82+       0.13+           29
Emerging Markets Portfolio
6/2/97-
11/30/97                                          8.03    (19.70)        19,979           1.90+++     1.33+++        49
11/30/98                                          6.22    (21.86)        31,685           1.90++      0.61++         96
1/31/99#                                          6.22      0.20         32,708        1.90+++     0.60+++           22



*  Calculated based upon average shares outstanding



**  After fee waivers and expense reimbursements by the investment adviser



*** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.



#  The Portfolio changed its fiscal year ended from November 30 to January 31.



+  Annualized



++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                        EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                        ----------------------------------------   ----------------------------------------------
                                        1994   1995   1996   1997   1998    1999   1994    1995    1996    1997    1998     1999
                                        ----------------------------------------   ----------------------------------------------
 Alliance Growth Portfolio............  0.96%  0.79%  0.71%  0.65%  0.58%   0.63%   0.23%   0.51%   0.51%   0.37%   0.27%   (0.01)
 Global Equities Portfolio............  1.28   1.14   1.03   0.95   0.88    0.86    0.42    1.02    1.04    0.58    0.46    (0.04)
 International Growth and Income
  Portfolio...........................     -      -      -   2.02   1.46    1.46       -       -       -    0.19    1.12    (0.10)
 International Diversified Equities
  Portfolio...........................  3.50   2.09   1.59   1.35   1.26    1.26   (0.20)   0.37    0.47    0.82    1.18    (0.43)
 Real Estate Portfolio................     -      -      -   1.36   0.95    1.01       -       -       -    3.14    4.21     5.63
 Aggressive Growth Portfolio..........     -      -   1.09   0.90   0.83    0.82       -       -    0.42   (0.13)   0.32     0.13
 Emerging Markets Portfolio...........     -      -      -   2.60   2.01    2.29       -       -       -    0.63    0.50     0.21

--------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST


                      FINANCIAL HIGHLIGHTS* -- (CONTINUED)


 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    NET                                    TOTAL
                                                   ASSET       NET       NET REALIZED       FROM
                                                   VALUE     INVEST-     & UNREALIZED     INVEST-
                   PERIOD                        BEGINNING     MENT     GAIN (LOSS) ON      MENT
                    ENDED                        OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------
Equity Index Portfolio
12/14/98-
1/31/99                                           $10.00      $0.01         $ 1.17         $ 1.18

Equity Income Portfolio
12/14/98-
1/31/99                                            10.00       0.03           0.54           0.57

Small Company Value Portfolio
12/14/98-
1/31/99                                            10.00          -           0.05           0.05

---------------------------------------------  --------------------------------------------------------------
                                                 DIVIDENDS       DIVIDENDS     NET                    NET
                                               DECLARED FROM     FROM NET     ASSET                  ASSETS
                                                    NET          REALIZED     VALUE                  END OF
                   PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
                    ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
---------------------------------------------  --------------------------------------------------------------
Equity Index Portfolio
12/14/98-
1/31/99                                        $       (0.03)     $    -      $11.15     11.81%    $   11,168
Equity Income Portfolio
12/14/98-
1/31/99                                                (0.03)          -       10.54      5.70          5.287
Small Company Value Portfolio
12/14/98-
1/31/99                                                (0.02)          -       10.03      0.49          5.024

---------------------------------------------  --------------------------------------
                                                             RATIO OF NET
                                                RATIO OF      INVESTMENT
                                               EXPENSES TO    INCOME TO
                   PERIOD                      AVERAGE NET     AVERAGE      PORTFOLIO
                    ENDED                        ASSETS       NET ASSETS    TURNOVER
---------------------------------------------  --------------------------------------
Equity Index Portfolio
12/14/98-
1/31/99                                        0.55+++        0.75+++            0%
Equity Income Portfolio
12/14/98-
1/31/99                                        0.95+++        1.87+++           14%
Small Company Value Portfolio
12/14/98-
1/31/99                                        1.40+++        0.12+++            6%



   *  Calculated based upon average shares outstanding



   **  After fee waivers and expense reimbursements by the investment adviser



   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.



   #  The Portfolio changed its fiscal year ended from November 30 to January
      31.



   +  Annualized



   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                                               NET
                                                                           INVESTMENT
                                                              EXPENSES    INCOME (LOSS)
                                                                1999          1999
                                                              --------    -------------
Equity Index Portfolio......................................    1.80%        (0.50)%
Equity Income Portfolio.....................................    3.47         (0.65)
Small Company Value Portfolio...............................    3.87         (2.35)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862


                 -- or --


          First SunAmerica Life Insurance Company

          Service Center

          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-99-NYSUN (New York Shareholders)
          1-800-445-SUN2 (all others)

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[SUN AMERICA LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

First SunAmerica Life Insurance Company
733 Third Avenue
New York, New York 10017

INVESTMENT COMPANY ACT

-  File No. 811-7238

                       Statement of Additional Information







                             SUNAMERICA SERIES TRUST




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of SunAmerica Series Trust ("Trust") dated March 30, 1999. This Statement of Additional Information incorporates the Prospectus by reference. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.



                                 P.O. Box 54299
                       Los Angeles, California 90054-0299
                                 (800) 445-SUN2




                                 March 30, 1999

                                TABLE OF CONTENTS


TOPIC                                                                 PAGE
-----                                                                 ----

THE TRUST..........................................................   B-4

INVESTMENT OBJECTIVES AND POLICIES.................................   B-4

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS...................   B-44

INVESTMENT RESTRICTIONS............................................   B-47

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO...........   B-47

TRUST OFFICERS AND TRUSTEES........................................   B-52

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.......................   B-54

SUBADVISORY AGREEMENTS.............................................   B-59

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.........................   B-62

SHARES OF THE TRUST................................................   B-63

PRICE OF SHARES....................................................   B-65

EXECUTION OF PORTFOLIO TRANSACTIONS................................   B-66

GENERAL INFORMATION................................................   B-74

FINANCIAL STATEMENTS...............................................   B-75

                                    THE TRUST



         The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios effective October 21, 1994; (b) SunAmerica Balanced, Aggressive Growth, Federated Value, and Federated Utility Portfolios effective June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios effective April 7, 1997; (d) "Dogs" of Wall Street Portfolio effective February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios effective September 1, 1998; (f) and The MFS Mid-Cap Growth portfolio effective January 1, 1999. effective January 12, 1999, The Trust's fiscal year end changed from November 30 to January 31.



         The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; and (d) The Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively effective January 1, 1999.



         The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future.



          Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, and First SunAmerica Life Insurance Company, a New York corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by SunAmerica Inc., a Delaware corporation.




                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and policies of each of the Portfolios are described in the Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described under "More Information About the Portfolios - Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

         FIXED INCOME SECURITIES. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. Long-term instruments are generally more sensitive to these changes than are short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         Corporate debt instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.


         Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (AAA, AA, A or
         BBB) or by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or
         Baa). The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well. The Worldwide High Income, Equity Index, "Dogs" of Wall Street, Putnam Growth and International Diversified Equities Portfolios will not invest in investment grade corporate bonds.


         Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds." These include bonds rated BB or below by Standard & Poor's, or Ba or below by Moody's. These securities are considered speculative.

         The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.


         The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.


         All securities purchased by the Global Bond Portfolio will be rated, at the time of investment, at least BBB by Standard & Poor's or Baa by Moody's. However, the Portfolio generally intends to invest at least 50% of its total assets in securities having the highest applicable credit quality rating. Unrated securities will be determined by the Subadvisers to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates.

         The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by the Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

         From time to time, a portion of the Worldwide High Income Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

         The SunAmerica Balanced Portfolio may invest up to 10% of the value of its total assets (measured at the time of investment) in securities rated as low as BBB by Standard & Poor's or Baa by Moody's.


         The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch Investors Services, Inc. ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 20% in securities rated Baa or lower by Moody's or BB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").


         The Asset Allocation Portfolio's fixed income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's or Baa or better by Moody's. Up to 25% of the Portfolio's fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor's or Ca by Moody's. Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's are considered to have speculative characteristics.


         The Utility Portfolio may invest in junk bonds.

         The Equity Income Portfolio may invest up to 25% of its assets in convertible debt obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or that have been assigned an equivalent rating by another nationally recognized statistical rating organization.



         The Equity Index Portfolio may not invest in junk bonds.


         The Growth-Income Portfolio may not invest in junk bonds.


         The Federated Value Portfolio may not invest in junk bonds. The fixed income securities in which the Federated Value Portfolio may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.


         The Venture Value Portfolio may not invest in junk bonds.

         The "Dogs" of Wall Street Portfolio may not invest in junk bonds.


         The Alliance Growth Portfolio and Putnam Growth Portfolio may invest in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).



         The MFS Growth and Income Portfolio may not invest in junk bonds.



         The Real Estate Portfolio will not invest more than 5% of its assets in junk bonds.


         The Small Company Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.


         The MFS Mid-Cap Growth Portfolio may invest up to 20% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BB or lower by Standard & Poor's or Fitch and comparable unrated securities.


         The Aggressive Growth Portfolio may not invest in junk bonds.

         The International Growth and Income Portfolio may invest up to 20% of its assets in bonds rated as low as C by Moody's or Standard & Poor's.

         The Global Equities Portfolio may not invest in junk bonds.

         The International Diversified Equities Portfolio may not invest in junk bonds.

         The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

         High-Yield Bonds in which the Corporate Bond, High-Yield Bond, Worldwide High Income, MFS Total Return, Asset Allocation, Equity Income, Real Estate, Small Company Value, MFS Mid-Cap Growth and Emerging Markets Portfolios may invest present certain risks, which are discussed below:

         Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

         Subject to the limitations described above and below, the following discussion is a description of the types of money market and fixed income securities in which the Cash Management Portfolio and certain other Portfolios (as described below) may invest.


         Commercial Bank Obligations. Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

         Savings Association Obligations. Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

         Commercial Paper. Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's, and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Cash Management Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and the Cash Management Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

         Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or Subadviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         Corporate Bonds and Notes. The Cash Management Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of 397 days. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

         U.S. corporate high-yield fixed income securities. As described above, a portion of the assets of the Corporate Bond, High-Yield Bond, Worldwide High Income, MFS Total Return, Asset Allocation, Equity Income, Real Estate, Small Company Value, MFS Mid-Cap Growth and Emerging Markets Portfolios will be invested in U.S. corporate high-yield fixed income securities, which offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services. The Portfolios may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and the Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, and the Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests), except that the Cash Management, Global Bond, Worldwide High Income, Equity Income, Equity Index, Venture Value, "Dogs" Of Wall Street, Global Equity, and Emerging Markets Portfolios may not invest in warrants, and the Cash Management, Global Bond, Utility, Equity Income, Equity Index, Growth-Income, Federates Value, Venture Value, "Dogs" of Wall Street and Alliance Growth Portfolios will not invest in rights. The Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.



         Emerging country fixed income securities. Each of the Portfolios expect the Cash Management Portfolio may invest their assets, to varying degrees, in emerging country fixed income securities, which are debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries. As used with respect to these Portfolios, an emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 150 countries considered to be emerging countries. The countries generally include every nation in the world except the United States, Canada, Japan, Australia, Singapore, New Zealand and most nations located in Western Europe. Not withstanding the foregoing, with respect to the Emerging Market Portfolio in addition to the exclusions listed above, the following countries should also be excluded from the countries considered emerging markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

         In selecting emerging country debt securities for investment by the Portfolio, the Subadviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. The Portfolios expect that their investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:

          Argentina               Indonesia                 Poland
          Brazil                  Malaysia                  Portugal
          Chile                   Mexico                    South Africa
          Czech Republic          Morocco                   Thailand
          Egypt                   Pakistan                  Turkey
          Greece                  Peru                      Uruguay
          Hungary                 Philippines               Venezuela

         As opportunities to invest in debt securities in other emerging countries develop, the Portfolios expect to expand and further diversify the emerging countries in which they invest. While the Portfolios generally are not restricted in the portion of their assets that may be invested in a single country or region, it is anticipated that, under normal circumstances, each Portfolio's assets will be invested in at least three countries.


         A Portfolio's investments in government and government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). As a result, a Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. The Cash Management, Corporate Bond, High-Yield Bond, SunAmerica Balanced, Utility, Equity Income, Equity Index, Growth-Income, Federated Value, Venture Value, "Dogs" of Wall Street, Alliance Growth, MFS Growth and Income, Putnam Growth, Real Estate, Small Company Value, MFS Mid-Cap Growth, Aggressive Growth, Global Equities and International Diversified Equities Portfolios will not invest in structured securities.

         A Portfolio's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued
         (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Subadviser based on publicly available information and inquiries made to the issuer. A Portfolio may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan").

         Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only relatively recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

         Emerging country debt securities held by a Portfolio will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage-backed and other asset-backed securities, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. dollar-denominated emerging country debt securities held by a Portfolio will generally be listed but not traded on a securities exchange, and non-U.S. dollar-denominated securities held by the Portfolios may or may not be listed or traded on a securities exchange. A Portfolio may invest in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities such as banks and other financial institutions. Mortgage-backed securities include mortgage pass-through securities and collateralized mortgage obligations. Asset-backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a collateralized mortgage obligation.

         Investments in emerging country debt securities entail special investment risks. Many of the emerging countries listed above may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.


         Global fixed income securities. Each of the Portfolios except the Cash Management Portfolio may invest their assets, to varying degrees, in global fixed income securities. These are debt securities denominated in currencies of countries displaying high real yields. Such securities include government obligations issued or guaranteed by U.S. or foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community), Eurobonds, and corporate bonds with varying maturities denominated in various currencies. In this portion of a Portfolio, the Subadviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization. U.S. government securities in which a Portfolio may invest include obligations issued or guaranteed by the U.S. government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. A Portfolio may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Investment in foreign government securities for this portion of a Portfolio will be limited to those of developed nations that the Subadviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Corporate and supranational obligations selected for this portion of the portfolio will be limited to those rated A or better by Moody's, Standard & Poor's or IBCA Ltd.


         In selecting securities for this portion of a Portfolio, the Subadviser of the Portfolio evaluates the currency, market and individual features of the securities being considered for investment. The Subadviser believes that countries displaying the highest real yields will over time generate a high total return, and, accordingly, the Subadviser's focus for this portion of a Portfolio will be to analyze the relative rates of real yield of twenty global fixed income markets. In selecting securities, the Subadviser will first identify the global markets in which each Portfolio's assets will be invested by ranking such countries in order of highest real yield. In this portion of its portfolio, each Portfolio will invest its assets primarily in fixed income securities denominated in the currencies of countries within the top quartile of the Subadviser's ranking.

         The Subadviser's assessment of the global fixed income markets is based on an analysis of real interest rates. The Subadviser calculates real yield for each global market by adjusting current nominal yields of securities in each such market for inflation prevailing in each country using an analysis of past and projected (one-year) inflation rates for that country. The Subadviser expects to review and update on a regular basis its real yield ranking of countries and market sectors and to alter the allocation of this portion of a Portfolio's investments among markets as necessary when changes to real yields and inflation estimates significantly alter the relative rankings of the countries and market sectors.

         In addition, the Global Bond Portfolio may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.


         U.S. government securities -- Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full. Securities issued by the U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. The Equity Index Portfolio will not invest in U.S. Government Securities.

         GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities. Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

         FNMA and FHLMC mortgage-backed obligations - The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


         U.S. TREASURY INFLATION PROTECTION SECURITIES. The Equity Income and Small Company Value Portfolios may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.


         Loan Participations and Assignments. The Global Bond, Worldwide High Income, MFS Total Return and Asset Allocation Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.


         The MFS Total Return Portfolio may invest a portion of its assets in loan participations whereby the Portfolio may acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many of these loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.


         STRUCTURED INVESTMENTS. The Global Bond Portfolio, Asset Allocation Portfolio, Worldwide High Income Portfolio, International Growth and Income Portfolio, MFS Total Return Portfolio and the Emerging Markets Portfolio may each invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


         A Portfolio's investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

         CORPORATE ASSET-BACKED SECURITIES. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


         The Cash Management, Worldwide High Income, Utility, Equity Income, Equity Index, MFS Growth and Income, Putnam Growth, Real Estate, Small Company Value, MFS Mid-Cap Growth, Aggressive Growth, International Growth and Income, Global Equities, International Diversified Equities, and Emerging Markets Portfolios do not invest in such pass-through securities.



         STRIPPED MORTGAGE-BACKED SECURITIES. The Corporate Bond, Global Bond, High-Yield Bond, Asset Allocation, MFS Total Return and Emerging Markets Portfolios may also invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, provided they are issued or guaranteed by the U.S. government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.



         BORROWING AND OTHER FORMS OF LEVERAGE. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.


         To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will maintain a segregated account of cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


         INVESTMENT IN SMALL COMPANIES. Each of the Portfolios except the Cash Management, Corporate Bond and Global Bond Portfolios may invest in small companies having market capitalizations of under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. The securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management then larger, more established companies and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies.



         SHORT SALES. Each Portfolio (other than the Cash Management, MFS Total Return and "Dogs" of Wall Street Portfolios) may make short sales, including "short sales against the box." A short sale is effected by selling a security that a Portfolio does not own. A short sale is against the box to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

         When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral in the form of cash or liquid securities held in a segregated account in the name of the broker. In addition, such Portfolio will place in a segregated account an amount of cash or liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). In the event that the value of the collateral deposited with the broker, plus the value of the assets in the segregated account should fall below the value of the securities sold short, additional amounts to cover the difference will be placed in the segregated accounts. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

         INVERSE FLOATERS. The Corporate Bond, MFS Total Return, Asset Allocation and Emerging Markets Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

         ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         The Cash Management Portfolio may invest in commercial paper issues, including securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The

Cash Management Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "NYSE") or members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions that the Adviser or Subadviser, as the case may be, has determined to be of comparable creditworthiness. The securities that the Portfolio purchases and holds through its agent are U.S. government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. government securities.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Portfolio will have the right to liquidate the securities. If at the time the Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Portfolio has adopted and follows procedures intended to minimize the risks of repurchase agreements. For example, the Portfolio enters into repurchase agreements only after the Adviser or Subadviser, as the case may be, has determined that the seller is creditworthy, and the Adviser or Subadviser, as the case may be, monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


         REVERSE REPURCHASE AGREEMENTS. The Cash Management, Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Asset Allocation, Utility, Federated Value and Aggressive Growth Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


         REITS. REITs, in which the SunAmerica Balanced, MFS Total Return, Asset Allocation, Utility, Putnam Growth, Real Estate, Small Company Value and Aggressive Growth Portfolios may invest, pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.



         ZERO-COUPON, PAY-IN-KIND AND DEFERRED INTEREST BONDS. The Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Venture Value, and MFS Mid-Cap Growth Portfolios may invest in zero-coupon bonds as well as deferred interest bonds, or other obligations that contain "original issue discount" for federal income tax purposes. The Alliance Growth and MFS Growth and Income Portfolios also may invest in zero-coupon bonds, and the Aggressive Growth Portfolio also may invest in deferred interest bonds. In addition, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, MFS Total Return and MFS Mid-Cap Growth Portfolios may invest in pay-in-kind securities. Zero-coupon, deferred interest and capital appreciation bonds are debt obligations that are issued or purchased at a significant discount from face value. Pay-in-kind bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations, which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

         FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.


         FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may purchase securities on a when-issued , firm commitment or delayed-delivery basis. Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. While a Portfolio will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable to do so. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain in a segregated account liquid assets having a value equal to or greater than the Portfolio's purchase commitments. The Portfolio will likewise segregate liquid assets with respect to securities sold on a delayed-delivery basis.



         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS. In order to protect the value of the Global Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, and Asset Allocation Portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which each such Portfolio's investments are traded, the Portfolios may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Corporate Bond, Global Bond, MFS Total Return and Asset Allocation Portfolios may enter mortgage swaps. A Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Global Bond Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

         SECURITIES LENDING. Each Portfolio (except the Cash Management Portfolio) may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser or Subadviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.


         COVERED OPTIONS. Each Portfolio except the Cash Management and Small Company Value Portfolios may write (sell) covered call and put options on any securities in which it may invest. The Equity Income Portfolio may write covered call options covering up to 25% of the equity securities it owns. A Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges (and, for certain Portfolios, foreign securities exchanges) or traded in the over-the-counter market. A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Portfolio are covered, which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

         A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Portfolio correlate with changes in the value of the index, writing covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         A put option written by a Portfolio would obligate a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio would be covered, which means that the Portfolio would have deposited cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser or Subadviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option in a segregated account. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.



         Each Portfolio may also write call and put options on any securities index composed of securities in which it may invest. A Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. None of the Equity Income, Small Company Value and Equity Index Portfolios will invest more than 5% of the value of their total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price.

         The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.

When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         A Portfolio also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.


         YIELD CURVE OPTIONS. Each Portfolio (other than the Cash Management, Equity Income, MFS Growth and Income, Small Company Value and Equity Index Portfolios) may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase their current income) if, in the judgment of the Subadviser, the particular Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the Securities and Exchange Commission ("SEC") has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling.


         Each other Portfolio that may enter into yield curve options transactions will cover such transactions as described above.


         PORTFOLIO STRATEGIES RELATED TO FOREIGN SECURITIES. Each Portfolio may engage in various portfolio strategies to reduce certain risks of their respective investments and/or to attempt to enhance return. Each Portfolio (except the Cash Management, Corporate Bond, Utility, Equity Income, Equity Index, Federated Value and Small Company Value Portfolios), may engage in strategies including the purchase and sale of forward foreign currency exchange contracts, currency and financial index futures contracts (including, in the case of the International Growth and Income, International Diversified Equities, Global Equities, Emerging Markets Portfolios and stock index futures) and options thereon, put and call options on currencies and financial indices, and combinations thereof. The Adviser or Subadviser will use such techniques as market conditions warrant. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and these Portfolios may use these new investments and techniques to the extent consistent with their investment objective and policies.

         In addition to direct investment, the Portfolios that may invest in foreign securities (which includes each Portfolio except the Cash Management Portfolio) may also invest in American Depositary Receipts ("ADRs") and in other Depositary Receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities. The Portfolios also may invest in securities denominated in European Currency Units ("ECUs"). An "ECU" is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. The specific amount of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

         The Portfolios may also invest in emerging country securities. As used with respect to these Portfolios and as described above under "Emerging Country Fixed Income Securities," the term "emerging country" applies to any country that, in the opinion of the relevant Subadviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 150 countries that are generally considered to be emerging countries by the international financial community. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Singapore (with the exception of the Emerging Markets Portfolio) and most nations located in Western Europe. Not withstanding the foregoing with respect to the Emerging Markets Portfolio, the Subadviser believes that in addition to the exclusions listed above, the following countries should also be excluded from the countries considered emerging markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks.

         The International Diversified Equities Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. With respect to the portions of such Portfolio that is invested in emerging country equity securities, the Portfolio invests primarily in some or all of the following countries:

       Argentina         Indonesia           Portugal                  Thailand
       Brazil            Mexico              South Africa              Turkey
       India             Philippines         South Korea

         As markets in other countries develop, the International Diversified Equities Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

         An emerging country security is one issued by a company that, in the opinion of the respective Subadviser, has one or more of the following characteristics: (i) it is organized under the laws of, or has its principal office in, an emerging country, or (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from business in emerging countries. An emerging market security may also include a company that has its principal securities trading market in an emerging country. The respective Subadviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.


         FOREIGN CURRENCY AND FINANCIAL INDEX TRANSACTIONS - FORWARD EXCHANGE AND FUTURES CONTRACTS, OPTIONS AND OPTIONS ON FUTURES CONTRACTS. Currency exchange rate fluctuations are a major area of risk and opportunity for the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios, and is of some risk to the other Portfolios. Each Portfolio (other than the Cash Management Portfolio) may enter into contracts for the purchase or sale for future delivery of foreign currencies ("forward currency exchange contracts"), financial and foreign currency futures contracts or contracts based on financial indices ("futures contracts") and may purchase and write put and call options to buy or sell currencies and to buy or sell futures contracts ("options on futures contracts"), except that the Small Company Value Portfolio will not invest in options and futures.

         Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities. A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A "sale" of a foreign currency futures contract means entering into a contract to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a foreign currency futures contract means entering into a contract to acquire the foreign currencies called for by the contract at a specified price on a specified date.


         Each Portfolio (other than the Cash Management and Equity Index Portfolios and except as described below), may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to an amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.




         An exchange-traded futures contract relating to foreign currency, or a financial index, is similar to a forward foreign currency exchange contract but has a standardized size and exchange date. A Portfolio may either accept or make delivery of the currency at the maturity of such a contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         A significant portion of the Portfolios' currency transactions will be over-the-counter transactions. Over-the-counter currency instruments are subject to the risk that the counterparty to such instruments will default on its obligations. Since over-the-counter currency instruments are not guaranteed by an exchange or clearinghouse, a default on the instrument would deprive the Portfolio of unrealized profits, transaction costs or the benefits of a currency hedge or force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. A Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser or Subadviser.

         Each Portfolio (other than the Cash Management Portfolio) may enter into futures contracts in anticipation of, or to protect against, fluctuations in currency exchange rates. A Portfolio might, for example, enter into a futures contract when it wanted to hold securities denominated in a particular currency but anticipated, and wished to be protected against, a decline in that currency against the U.S. dollar. Similarly, it might enter into futures contracts to "lock in" the U.S. dollar price of non-U.S. dollar denominated securities that it anticipated purchasing. Although futures contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Portfolio also may enter into currency contracts not involving the U.S. dollar.

         In connection with these futures transactions, the Trust has filed a notice of eligibility with the Commodity Futures Trading Commission ("CFTC") that exempts the Trust from CFTC registration as a "commodity pool operator" as defined under the Commodity Exchange Act. Pursuant to this notice, each Portfolio will observe certain CFTC guidelines with respect to its futures transactions that, among other things, require the Portfolio to use futures for bona fide "hedging" purposes only (as defined by CFTC rules), and, in the case of futures transactions for non-bona fide hedging purposes, to limit initial margin deposits to no more than 5% of its net assets after taking into account unrealized profits and unrealized losses on any such contracts. In addition, subject to the limitation on margin deposits described above, a Portfolio may engage in futures transactions for non-bona fide hedging purposes, provided that the total value of such long futures positions will not exceed the sum of (a) cash or cash equivalents set aside in an identifiable manner for this purpose,
(b) cash proceeds on existing investments due within 30 days, and (c) accrued profits on such futures or options positions.

         Parties to futures contracts and holders and writers of options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the judgment of the Adviser or applicable Subadviser, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to its position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related option positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         In connection with the purchase of futures contracts, a Portfolio will deposit and maintain in a segregated account with the Trust's custodian an amount of cash or liquid securities equal to its obligations under the futures contracts less any amounts maintained in a margin account with the Trust's futures broker.





         The Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Growth-Income, Venture Value, Alliance Growth, MFS Growth and Income, Putnam Growth, Real Estate, MFS Mid-Cap Growth, Aggressive Growth, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets Portfolios may engage in currency transactions, currency options and currency swaps. These techniques may be used when the Subadviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in the Portfolio. Each Portfolio may also use currency contracts and options to cross-hedge, which involves selling or purchasing instruments on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, each Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Currency swaps involve the exchange by the Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the respective Portfolio would be less favorable than it would have been if this investment technique were not used.


         OPTIONS. Each Portfolio may attempt to accomplish objectives similar to those involved in their use of futures contracts by purchasing or selling put or call options on currencies, currency futures contracts, and financial index futures (including, in the case of the MFS Mid-Cap Growth, International Diversified Equities and Global Equities Portfolios, stock index futures). A foreign currency put option gives the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a Portfolio anticipates purchasing securities.


         Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. A Portfolio will not purchase an OTC option unless it is believed that daily valuations for such options are readily obtainable. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Options on futures contracts to be written or purchased by a Portfolio will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions or exchange rates that otherwise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities a Portfolio intends to purchase at a later date.



         CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

         In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

         In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; and (v) future regulatory legislation.

         Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions.

Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

         In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

                  Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

                  In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

                  Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

                  Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

                  Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

                  Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.


         CONVENTIONAL MORTGAGE PASS-THROUGH SECURITIES. Each Portfolio, as consistent with its investment goal and strategies and investment restrictions may invest in conventional mortgage pass-through securities. Conventional mortgage pass-through securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage conduits ("REMIC") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.


         The mortgage pools underlying conventional mortgage pass-throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional mortgage pass-throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         The Cash Management, Worldwide High Income and Utility Portfolios will not invest in pass-through securities.



         DOLLAR ROLLS. These are instruments in which a Portfolio sells mortgage or other asset-backed securities ("roll securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. A Portfolio is compensated by the difference between the current sales prices and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. Dollar rolls involve certain risks including that if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. The Corporate Bond, Global Bond, High-Yield Bond, SunAmerica Balanced, MFS Total Return, and Portfolios may invest in dollar rolls.



         WEBS. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the American Stock Exchange. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of Portfolio's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired.



         SPDRs. SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.


         CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS. Principal and interest on the underlying mortgage assets may be allocated among the several classes of collateralized mortgage obligations ("CMOs") in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.


WARRANTS. The Corporate Bond, High-Yield Bond, SunAmerica Balanced, Asset Allocation, MFS Total Return, Utility, Federated Value, MFS Growth and Income, MFS Mid-Cap Growth, Putnam Growth, Real Estate, Aggressive Growth, International Growth and Income, International Diversified Equities and Emerging Markets Portfolios may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.


         NON-DIVERSIFIED STATUS. The Global Bond, Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth and International Diversified Equities Portfolios have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order for the Portfolios to qualify as a regulated investment company. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.


         EQUITY SWAPS. The SunAmerica Balances, MFS Total Return and Asset Allocation Portfolios may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.



         A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Portfolio and GSAM believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.


                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

         COMMERCIAL PAPER RATINGS. Moody's employs the designations "P-1," "P-2" and "P-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Standard & Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues rated A-1 that are determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

         Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4
- Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong

Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality -Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality -Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality -Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality - Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

         Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong. AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.


         Fitch rates the long-term debt securities issued by various entities in categories "AAA" to "D" according to quality. AAA is considered to be investment grade and of the highest credit quality. The ability to pay interest and repay principal is exceptionally strong. AA is considered to be investment grade and of very high credit quality. The ability to pay interest and repay principal is very strong, although not quite as strong as AAA issues. A is considered to be investment grade and of high credit quality. The ability to pay interest and repay principal is strong, but these issues may be more vulnerable to adverse changes in economic conditions and circumstances than higher rated issues. BBB is considered to be investment grade and of satisfactory credit quality. The ability to pay interest and repay principal is adequate. These issues are more likely to be affected by adverse changes in economic conditions and circumstances and, therefore, impair timely payment. The likelihood that the ratings of these issues will fall below investment grade is higher than for issues with higher ratings. BB is considered speculative. The ability to pay interest and repay principal may be affected over time by adverse economic changes. B is considered highly speculative. The probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC issues are considered to have certain identifiable characteristics, which may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC issues are minimally protected and default in payment of interest and/or principal seems probable over time. Issues rated C are in imminent default in payment of interest or principal. DDD, DD, and D issues are in default on interest and/or principal payments and are extremely speculative. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the rating category.

         Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.


         BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted certain investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolios present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolios.

            INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

         The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Portfolio's investment objective, cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

         2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

         4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

         5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

         6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.




         In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

         a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

         b. Pledge or hypothecate its assets.

         c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

         d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

         e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction C above.

         INVESTMENT RESTRICTIONS OF THE CORPORATE BOND PORTFOLIO, GLOBAL BOND PORTFOLIO, HIGH-YIELD BOND PORTFOLIO, WORLDWIDE HIGH INCOME PORTFOLIO, SUNAMERICA BALANCED PORTFOLIO, MFS TOTAL RETURN PORTFOLIO, ASSET ALLOCATION PORTFOLIO, UTILITY PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY INDEX PORTFOLIO, GROWTH-INCOME PORTFOLIO, FEDERATED VALUE PORTFOLIO, VENTURE VALUE PORTFOLIO, "DOGS" OF WALL STREET PORTFOLIO, ALLIANCE GROWTH PORTFOLIO, MFS GROWTH AND INCOME PORTFOLIO, PUTNAM GROWTH PORTFOLIO, REAL ESTATE PORTFOLIO, SMALL COMPANY VALUE PORTFOLIO, MFS MID-CAP GROWTH PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, INTERNATIONAL GROWTH AND INCOME PORTFOLIO, GLOBAL EQUITIES PORTFOLIO, INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO AND EMERGING MARKETS PORTFOLIO


The Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond
Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, MFS Total Return Portfolio, Asset Allocation Portfolio, Utility Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, MFS Growth and Income Portfolio, Putnam Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, MFS Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:


         1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street, MFS Mid-Cap Growth and International Diversified Equities Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

         2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Worldwide High

Income, "Dogs" of Wall Street, MFS Mid-Cap Growth and International Diversified Equities Portfolios.

         3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

         4. Invest in real estate (including in the case of all Portfolios except the Equity Income, Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

         5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

         6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

         7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.


         8. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.


         In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Asset Allocation, Utility, Equity Income, Equity Index, Growth-Income, Federated Value, Venture Value, "Dogs" of Wall Street, Alliance Growth, Small Company Value, Real Estate, MFS Growth and Income, Putnam Growth, MFS Mid-Cap Growth, Aggressive Growth, International Growth and Income, Global Equities,

International Diversified Equities and Emerging Markets Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:

         a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

         b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

         c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Utility, Federated Value and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.

         d. Invest in companies for the purpose of exercising control or management.

         e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

         f. Sell securities short except to the extent permitted by applicable law.

         g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

         h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Income, Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                           TRUST OFFICERS AND TRUSTEES

         The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set forth below. Each Trustee also serves as a trustee of the Anchor Pathway Fund and Seasons Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.

NAME, AGE AND POSITION(S)                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
HELD WITH THE TRUST                                   -----------------------------------------------
-------------------------
JAMES K. HUNT, * 47,                                  Executive Vice President, SunAmerica
Trustee, Chairman and President                       Investments, Inc. (1993 to present); President,
                                                      SunAmerica Corporate Finance (since January
                                                      1994); Trustee, Anchor Pathway Fund ("APF")
                                                      and Seasons Series Trust ("Seasons").

MONICA C. LOZANO, 42                                  Associate Publisher, La Opinion (newspaper
Trustee                                               publishing concern) since 1995: Director, First
3257 Purdue Avenue                                    Interstate Bank of California from 1994-1996;
Los Angeles, CA 90066                                 Editor, La Opinion, from 1991-1995.

ALLAN L. SHER, 67,                                    Retired; Trustee, APF and Seasons.
Trustee

WILLIAM M. WARDLAW, 52,                               Principal, Freeman Spogli & Co. (investment
Trustee                                               banking) (1988-present); Vice President and
                                                      Director, MCC International Holdings (cable)
                                                      (since April 1998); Trustee, APF and Seasons.

SCOTT L. ROBINSON, 53,                                Senior Vice President and Controller, SunAmerica
Senior Vice President, Treasurer and                  Inc. (since 1991); Senior Vice President of Anchor
Controller                                            National (since 1988); Senior Vice President,
                                                      Treasurer and Controller, APF and Seasons; Joined
                                                      SAAMCo in 1978.

SUSAN L. HARRIS,  42,                                 Senior Vice President (since November 1995),
Vice President, Counsel and Secretary                 Secretary (since 1995) and General
                                                      Counsel-Corporate Affairs (since December
                                                      1994),  SAAMCo; Senior Vice President and
                                                      Secretary, Anchor National (since 1990); Vice
                                                      President, Counsel and Secretary, APF and
                                                      Seasons; joined  SAAMCo in 1985.

NAME, AGE AND POSITION(S)                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
HELD WITH THE TRUST                                   -----------------------------------------------
-------------------------
PETER C. SUTTON, 34                                   Senior Vice President, SAAMCo (since April
Vice President and Assistant Treasurer                1997); Treasurer (since February 1996),
                                                      SunAmerica Equity Funds, SunAmerica Income
The SunAmerica Center                                 Funds and SunAmerica Money Market Funds, Inc.
733 Third Avenue                                      ("SunAmerica Mutual Funds" or "SAMF"),
New York, NY 10017-3204                               Anchor Series Trust ("AST") and Style Select
                                                      Series, Inc. ("Style Select"); Vice President and
                                                      Assistant Treasurer, APF (since October 1994)
                                                      and Seasons (since April 1997); formerly Vice
                                                      President, SAAMCo (1994-1997); Controller,
                                                      SAMF and AST (1993-1996); Assistant Controller, SAMF
                                                      and AST (1990-1993); joined SAAMCo in 1990.

ROBERT M. ZAKEM,  41                                  Senior Vice President, General Counsel and
Vice President and Assistant Secretary                Assistant Secretary, SAAMCo (since April 1993);
                                                      Secretary and Chief Compliance Officer, SAMF
The SunAmerica Center                                 and AST (since 1993), Style Select (since 1996);
733 Third Avenue                                      Executive Vice President, General Counsel and
New York, NY 10017-3204                               Director, SunAmerica Capital Services, Inc. (since
                                                      February 1993); Vice President, General Counsel
                                                      and Assistant Secretary, SunAmerica Fund Services,
                                                      Inc. (since January 1994); Vice President and
                                                      Assistant Secretary, APF (since September 1993) and
                                                      Seasons (since April 1997).


     * A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of Anchor National Life Insurance Company or its affiliates. An annual fee of $7,000, plus $500 for each meeting attended, and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees. All other Trustees receive no remuneration from the Trust.

         The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended November 30, 1998.

                               COMPENSATION TABLE


--------------------------------------------------------------------------------
                                          PENSION OR
                                          RETIREMENT         TOTAL COMPENSATION
                       AGGREGATE          BENEFITS ACCRUED   FROM REGISTRANT AND
                       COMPENSATION       AS PART OF FUND    FUND COMPLEX PAID
TRUSTEE                FROM REGISTRANT    EXPENSES           TO TRUSTEES*
--------------------------------------------------------------------------------

William M. Wardlaw          $8,500               --                   $20,250
--------------------------------------------------------------------------------
Allan L. Sher               $9,000               --                   $22,000
--------------------------------------------------------------------------------
Richards D. Barger          $9,000               --                   $22,000
--------------------------------------------------------------------------------
Norman J. Metcalf           $9,000               --                   $22,000
--------------------------------------------------------------------------------



* Information is as of November 30, 1998 for the three funds in the complex that pay fees to these Trustees (the Trust, Seasons Series Trust and Anchor Pathway Fund).




              The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the period December 1, 1998 through January 31, 1999 (new fiscal year end).


                               Compensation Table

                                        Pension or
                                        Retirement          Total Compensation
                       Aggregate        Benefits Accrued    from Registrant and
                       Compensation     as Part of Fund     Fund Complex Paid
Trustee                from Registrant  Expenses            to Trustees*
--------               ---------------  ----------------    -------------------
William M. Wardlaw       $2,250               -                  $6,000
Allan L. Sher            $2,250               -                  $6,000
Monica Lozano            $2,250               -                  $6,000


* Information is as of January 31, 1999 for the three funds in the complex that pay fees to these Trustees (the Trust, Seasons Series Trust and Anchor Pathway
  Fund).




                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


              The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SAAMCo to handle the management of the Trust and its day to day affairs. The Adviser is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.


              AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

         The Investment Advisory and Management Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as

Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

         Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

         The Investment Advisory and Management Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

         Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

PORTFOLIO                                                  FEE RATE
---------                                                  --------

Alliance Growth Portfolio*                                 .70% to   $ 50MM
                                                           .65% next $100MM
                                                           .60% over $150MM

Growth-Income Portfolio                                    .70% to   $ 50MM
                                                           .65% next $100MM
                                                           .60% next $150MM
                                                           .55% next $200MM
                                                           .50% over $500MM

Putnam Growth Portfolio                                    .85% to   $150MM
                                                           .80% next $150MM
                                                           .70% over $300MM

Global Equities Portfolio                                  .90% to   $ 50MM
                                                           .80% next $100MM
                                                           .70% next $150MM
                                                           .65% over $300MM

Venture Value Portfolio                                    .80% to   $100MM
                                                           .75% next $400MM
                                                           .70% over $500MM

Asset Allocation Portfolio                                 .75% to   $ 50MM
                                                           .65% next $100MM
                                                           .60% next $100MM
                                                           .55% over $250MM

Global Bond Portfolio                                      .75% to   $ 50MM
                                                           .65% next $100MM
                                                           .60% next $100MM
                                                           .55% over $250MM

High-Yield Bond Portfolio                                  .70% to   $ 50MM
                                                           .65% next $100MM
                                                           .60% next $100MM
                                                           .55% over $250MM

Corporate Bond Portfolio                                   .70% to   $ 50MM
                                                           .60% next $100MM
                                                           .55% next $100MM
                                                           .50% over $250MM

International Diversified Equities Portfolio               1.00% of Net Assets

PORTFOLIO                                                  FEE RATE
---------                                                  --------

Worldwide High Income Portfolio                            1.00% of Net Assets

Cash Management Portfolio                                  .55%  to   $100MM

                                                           .50%  next $200MM
                                                           .45%  over $300MM

Federated Value Portfolio                                  .75%  to   $150MM
                                                           .60%  next $350MM
                                                           .50%  over $500MM

Utility Portfolio                                          .75%  to   $150MM
                                                           .60%  next $350MM
                                                           .50%  over $500MM

Aggressive Growth Portfolio                                .75%  to   $100MM
                                                           .675% next $150MM
                                                           .625% next $250MM
                                                           .600% over $500MM

SunAmerica Balanced Portfolio                              .70%  to   $ 50MM
                                                           .65%  next $100MM
                                                           .60%  next $150MM
                                                           .55%  next $200MM
                                                           .50%  over $500MM

International Growth and Income                            1.00% to   $150MM
Portfolio                                                   .90% next $150MM
                                                            .80% over $300MM

Emerging Markets Portfolio                                 1.25% of Net Assets

Real Estate Portfolio                                      .80%  to   $100MM

                                                           .75%     next     $400MM
                                                           .70%     over     $500MM

"Dogs" of Wall Street Portfolio                            .60% of Net Assets

MFS Growth and Income Portfolio**                          .70%     to       $600MM
                                                           .65%     next     $900MM
                                                           .60%     over     $1.5B

MFS Total Return Portfolio**                               .70%     to       $ 50MM
                                                           .65%     Thereafter

PORTFOLIO                                                  FEE RATE
---------                                                  --------

MFS Mid-Cap Growth                                         .75% to   $600MM

                                                           .70% next $900MM
                                                           .65% over $1.5B

Equity Income Portfolio                                    .65%

Equity Index Portfolio                                     .40%

Small Company Value Portfolio                              1.00%


-----------------


* Prior to January 1, 1999, the Advisory Agreement with respect to the Alliance Growth Portfolio provided for an advisory fee payable by the Portfolio to the Adviser at the following annual rates: .70% on the first $50 million; .65% on the next $100 million; .60% over $150 million; .55% on the next $200 million and
 .50% thereafter.



** Prior to January 1, 1999, the Advisory Agreement with respect to the MFS Total Return Portfolio (formerly the Balanced/Phoenix Investment Counsel Portfolio) and the MFS Growth and Income Portfolio (formerly the Growth/Phoenix Investment Counsel Portfolio) provided for an advisory fee payable by each Portfolio to the Adviser at the following annual rates: .70% on the first $50 million; .65% on the next $100 million; .60% on the next $150 million; .55% on the next $200 million; .50% over $500 million.



         The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended November 30, 1998, 1997 and 1996, and for the period December 1, 1998 through January 31, 1999 (new fiscal year end).


                                  ADVISORY FEES

--------------------------------------------------------------------------------
       PORTFOLIO               1999+         1998         1997          1996
--------------------------------------------------------------------------------
Cash Management              $224,945     $1,059,551    $718,297      $694,655
--------------------------------------------------------------------------------
Corporate Bond
(formerly, Fixed Income)     $161,457     $654,148      $325,988      $230,031
--------------------------------------------------------------------------------
Global Bond                  $139,771     $728,940      $550,533      $458,390
--------------------------------------------------------------------------------
High-Yield Bond              $305,048     $1,667,268    $1,000,566    $638,948
--------------------------------------------------------------------------------
Worldwide High Income        $198,398     $1,333,369    $915,682      $368,821
--------------------------------------------------------------------------------
SunAmerica Balanced          $189,910     $570,440      $178,845      $20,449*
--------------------------------------------------------------------------------
MFS Total Return
(formerly Balanced/Phoenix
Investment Counsel) **       $157,567     $762,995      $558,675      $354,683
--------------------------------------------------------------------------------
Asset Allocation             $716,334     $3,758,570    $2,556,963    $1,616,647
--------------------------------------------------------------------------------
Equity Income                $4,546       --            --            --
--------------------------------------------------------------------------------
Utility                      $93,546      $372,897      $100,647      $13,890*
--------------------------------------------------------------------------------
Equity Index                 $5,763       --            --            --
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
          PORTFOLIO                      1999+        1998          1997            1996
-------------------------------------------------------------------------------------------
Growth-Income                         $1,024,303   $4,533,481    $2,784,063      $1,476,902
-------------------------------------------------------------------------------------------
Federated Value                       $193,283     $764,690      $237,339        $23,973*
-------------------------------------------------------------------------------------------
Venture Value                         $2,175,195   $10,509,956   $5,952,702      $2,305,064
-------------------------------------------------------------------------------------------
Alliance Growth ***                   $1,551,967   $5,626,794    $3,145,937      $1,522,222
-------------------------------------------------------------------------------------------
MFS Growth and Income
(formerly Growth/Phoenix
Investment Counsel)**                 $288,906     $1,467,118    $1,299,894      $1,072,976
-------------------------------------------------------------------------------------------
Putnam Growth
(formerly Provident Growth)           $593,614     $2,581,835    $1,565,910****  $1,073,769
-------------------------------------------------------------------------------------------
Real Estate*                          $81,013      $398,357      $58,800         --
-------------------------------------------------------------------------------------------
Small Company Value                   $6,831       --            --              --
-------------------------------------------------------------------------------------------
Aggressive Growth                     $188,017     $826,035      $506,503        $65,277*
-------------------------------------------------------------------------------------------
International Growth and
Income*                               $231,046     $922,124      $125,310        --
-------------------------------------------------------------------------------------------
Global Equities                       $545,025     $2,893,944    $2,337,577      $1,627,510
-------------------------------------------------------------------------------------------
International Diversified Equities    $612,770     $3,095,975    $2,127,386      $1,025,593
-------------------------------------------------------------------------------------------
Emerging Markets*                     $67,951      $341,627      $99,436         --
-------------------------------------------------------------------------------------------
"Dogs" of Wall Street                 $87,628      $126,908      --              --
-------------------------------------------------------------------------------------------



+       For the period December 1, 1998 through January 31, 1999 (New Fiscal
        Year End)


*        For the period 6/2/97 (commencement of operations) through 11/30/97


** Prior to January 1, 1999, the Advisory Agreement with respect to the MFS Total Return Portfolio (formerly the Balanced/Phoenix Investment Counsel Portfolio) and the MFS Growth and Income Portfolio (formerly the Growth/Phoenix Investment Counsel Portfolio) provided for an advisory fee payable by each Portfolio to the Adviser at the following annual rates: .70% on the first $50 million; .65% on the next $100 million; .60% on the next $150 million; .55% on the next $200 million; .50% over $500 million. The Advisory Agreement was amended as of December 30, 1998 to provide for the following annual fee rates with respect to the MFS Total Return Portfolio : .70% on the first $50 million and .65% over $50 million. The Advisory Agreement was amended as of December 30, 1998 to provide for the following annual fee rate with respect to the MFS Growth and Income Portfolio: .70% on the first $600 million; .65% on the next $900 million and .60% thereafter.



*** Prior to January 1, 1999, the Advisory Agreement with respect to the Alliance Growth Portfolio provided for an advisory fee payable by the Portfolio to the Adviser at the following annual rates: .70% on the first $50 million;
 .65% on the next $100 million; .60% over $150 million; .55% on the next $200 million and .50% thereafter. The Advisory Agreement relating to the Alliance Growth Portfolio was amended as of December 30, 1998 to provide for the following annual fee rates: .70% on the first $50 million; .65% on the next $100 million and .60% over $150 million.


**** Until April 15, 1997, the Advisory Agreement with respect to the Putnam Growth Portfolio provided for an advisory fee payable to the Adviser at the following annual rates: .85% on the first $50 million of average daily net assets; .80% on the next $100 million; .70% on the next $100 million; .65% on the next $100 million; and .60% over $350 million. The Advisory Agreement relating to the Putnam Growth Portfolio was amended as of April 15, 1997 to provide for the following annual fee rates: .85% on the first $150 million of average daily net assets; .80% on the next $150 million; and .70% over $300 million.


         For the fiscal year ended November 30, 1998, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the table as follows: Emerging Markets Portfolio - $29,562; and "Dogs" of Wall Street - $15,116. Certain Portfolios had recoupments for the fiscal year ended November 30, 1998, and such recoupments, which are not included as part of the advisory fee table, were as follows: SunAmerica Balanced Portfolio - $2,612; Utility Portfolio - $41,753; International Growth and Income Portfolio - $52,507; and Real Estate Portfolio - $7,874.


         Personal Trading. The Trust and the Adviser have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the

SunAmerica Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser during the quarter.


         The Subadvisers have adopted a written Code of Ethics, the provisions of which are materially similar to those in the SunAmerica Code, and have, with the exception of Putnam Investment Management, Inc. and Davis Selected Advisers, LP, undertaken to comply with the provisions of the SunAmerica Code to the extent such provisions are more restrictive. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Subadviser.

                             SUBADVISORY AGREEMENTS


         Alliance Capital Management L.P. ("Alliance"), Davis Selected Advisers L.P. ("Davis Selected"), Federated Investment Counseling ("Federated"), First American Asset Management ("First American"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management ("MSAM"), Massachusetts Financial Services Company ("MFS") and Putnam Investment Management, Inc. ("Putnam") act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.



         Federated is a wholly owned subsidiary of Federated Investors. First American is a division of U.S. Bank National Association. GSAM is a separate division of Goldman, Sachs & Co. GSAM International is an affiliate of Goldman, Sachs & Co. MSAM is a subsidiary of Morgan Stanley Dean Witter and Co.


         The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:


---------------------------------------------------------------------------------
SUBADVISER         PORTFOLIO                       FEE
---------------------------------------------------------------------------------
Alliance           Alliance Growth Portfolio*      .35% on the first $50 million
                                                   .30% on the next $100 million
                                                   .25%  thereafter
                   --------------------------------------------------------------
                   Growth-Income Portfolio         .35% on the first $50 million
                                                   .30% on the next $100 million
                                                   .25% on the next $150 million
                                                   .20% on the next $200 million
                                                   .15% thereafter
                   --------------------------------------------------------------
                   Global Equities Portfolio       .50% on the first $50 million
                                                   .40% on the next $100 million
                                                   .30% on the next $150 million
                                                   .25% thereafter
---------------------------------------------------------------------------------
Davis Selected     Venture Value and Real Estate   .45% on the first $100 million
                   Portfolios                      .40% on the next $400 million
                                                   .35% thereafter
---------------------------------------------------------------------------------
Federated          Corporate Bond                  .30% on the first $25 million
                   Portfolio                       .25% on the next $25 million
                                                   .20% on the next $100 million
                                                   .15% thereafter
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
SUBADVISER          PORTFOLIO                      FEE
---------------------------------------------------------------------------------
                    Federated Value and Utility    .55% on the first $20 million
                    Portfolios                     .35% on the next $30 million
                                                   .25% on the next $100 million
                                                   .20% on the next $350 million
                                                   .15% thereafter
---------------------------------------------------------------------------------
First American      Equity Income Portfolio        .30%
                   --------------------------------------------------------------
                    Small Cap Value Portfolio      .80%
                   --------------------------------------------------------------
                    Equity Index Portfolio         .125%
---------------------------------------------------------------------------------
GSAM                Asset Allocation Portfolio     .40% on the first $50 million
                                                   .30% on the next $100 million
                                                   .25% on the next $100 million
                                                   .20% thereafter
---------------------------------------------------------------------------------
GSAM-International  Global Bond Portfolio          .40% on the first $50 million
                                                   .30% on the next $100 million
                                                   .25% on the next $100 million
                                                   .20% thereafter
---------------------------------------------------------------------------------
MFS**               MFS Growth and Income          .40% on the first $300 million
                    Portfolio                      .375% on the next $300 million
                                                   .35% on the next $300 million
                                                   .325% on the next $600 million
                                                   .25% over $1.5 billion
                   --------------------------------------------------------------
                    MFS Total Return Portfolio     .375%
                   --------------------------------------------------------------
                    MFS Mid-Cap Growth Portfolio   .40% on the first $50 million
                                                   .30% on the next $100 million
                                                   .25% on the next $100 million
                                                   .20% thereafter
---------------------------------------------------------------------------------
MSAM                International Diversified      .65% on the first $350 million
                    Equities and Worldwide High    .60% thereafter
                    Income Portfolios
---------------------------------------------------------------------------------
Putnam              Putnam Growth Portfolio***     .50% on the first $150 million
                                                   .45% on the next $150 million
                                                   .35% thereafter
                   --------------------------------------------------------------
                    Emerging Markets Portfolio     1.00% on the first $150 million
                                                   .95% on the next $150 million
                                                   .85% thereafter
                   --------------------------------------------------------------
                    International Growth and       .65% on the first $150 million
                    Income Portfolio               .55% on the next $150 million
                                                   .45% thereafter
---------------------------------------------------------------------------------



* Prior to January 1, 1999, the Subadvisory fee for Alliance Growth Portfolio was as calculated at the following annual rates: .35% on the first $50 million; .30% on the next $100 million; .25% on the next $150 million; .20% on the next $200 million and .15% over $500 million.



** Prior to January 1, 1999, Phoenix Investment Counsel served as Subadviser to the MFS Growth and Income and MFS Total Return Portfolios (formerly Growth/Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios). The Subadvisory fee was calculated at the following rates for both Portfolios: .35% on the first $50 million; .30% on the next $100 million; .25% on the next $150 million; .20% on the next $200 million and .15% over $500 million.



*** Until April 15, 1997, Provident Investment Counsel, Inc. served as Subadviser to the Putnam Growth Portfolio (formerly named the Provident Growth Portfolio). The Subadvisory fee was calculated at the following annual rates: .50% on the first $50 million of average daily net assets; .45% on the next $100 million; .35% on the next $100 million; .30% on the next $100 million; .25% over $350 million.

**** The following table sets forth the fees paid to the Subadvisers and to Phoenix Investment Counsel, Inc., as former Subadviser to the MFS Growth and Income and MFS Total Return Portfolios, for the fiscal years ended January 31, 1999, November 30, 1998, 1997 and 1996.

                                SUBADVISORY FEES


----------------------------------------------------------------------------------------------
    SUBADVISER            PORTFOLIO          1999         1998           1997          1996
----------------------------------------------------------------------------------------------
Alliance               Alliance Growth#   $603,017     $2,038,038     $1,280,957    $691,140
                       -----------------------------------------------------------------------
                       Growth-Income      $366,743     $1,710,044     $1,161,812    $673,445
                       -----------------------------------------------------------------------
                       Global Equities    $246,211     $1,328,440     $1,109,352    $811,790
----------------------------------------------------------------------------------------------
Davis Selected         Venture Value      $1,113,077   $5,404,978     $3,126,351    $1,252,661
                       -----------------------------------------------------------------------
                       Real Estate        $45,570      $219,647       $33,075++     -
----------------------------------------------------------------------------------------------
Federated              Corporate Bond     $57,239      $238,882       $128,651      $48,744**
                       -----------------------------------------------------------------------
                       Federated Value    $79,715      $344,897       $146,523      $17,580*
                       -----------------------------------------------------------------------
                       Utility            $46,470      $192,017       $73,542       $10,186*
----------------------------------------------------------------------------------------------
                       Equity Income      $2,098       --             --            --
                       -----------------------------------------------------------------------
                       Equity Index       $1,801       --             --            --
                       -----------------------------------------------------------------------
First American Asset
Management             Small Company      $5,465       --             --            --
                       Value
----------------------------------------------------------------------------------------------
GSAM                   Asset Allocation   $287,509     $1,525,843     $1,088,896    $743,084
----------------------------------------------------------------------------------------------
GSAM International     Global Bond        $69,083      $363,357       $281,015      $238,488
----------------------------------------------------------------------------------------------
MSAM                   Worldwide High     $128,059     $866,690       $595,193      $239,733
                       Income
                       -----------------------------------------------------------------------
                       International      $397,302     $2,012,245     $1,382,736    $666,635
                       Diversified
                       Equities
----------------------------------------------------------------------------------------------
                       Growth/Phoenix     $60,957      $669,632       $599,956      $505,458
                       Investment
                       Counsel
                       -----------------------------------------------------------------------
Phoenix Investment
Counsel, Inc.          Balanced/Phoenix   $36,628      $365,613       $271,312      $176,158
                       Investment
                       Counsel)
----------------------------------------------------------------------------------------------
Provident Investment   Provident Growth                --             $284,164+++   $614,720
Counsel, Inc.+
----------------------------------------------------------------------------------------------
                       International      $150,180     $565,251       $81,451++     --
                       Growth and
                       Income
                       -----------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    SUBADVISER            PORTFOLIO          1999         1998           1997          1996
----------------------------------------------------------------------------------------------
                       Emerging           $54,361      $273,302       $79,549++     --
                       Markets
----------------------------------------------------------------------------------------------
Putnam                 Putnam Growth      $328,656     $1,472,238     $618,584      --
----------------------------------------------------------------------------------------------


  *      For the period 6/3/96 (commencement of operations) through 11/30/96
 **      For the period 6/3/96 through 11/30/96
  #       Prior to January 1, 1999, the Subadvisory fee for Alliance Growth
         Portfolio was as calculated at the following annual rates: .35% on the first $50 million; .30% on the next $100 million; .25% on the next $150 million; .20% on the next $200 million and .15% over $500 million.
 ## Prior to January 1, 1999, Phoenix Investment Counsel served as Subadviser to the MFS Growth and Income and MFS Total Return Portfolios (formerly Growth/Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios). The Subadvisory fee was calculated at the following rates for both Portfolios: .35% on the first $50 million; .30% on the next $100 million; .25% on the next $150 million; .20% on the next $200 million and .15% over $500 million.
  + Until April 15, 1997, Provident Investment Counsel, Inc. served as Subadviser to the Putnam Growth Portfolio (formerly named the Provident Growth Portfolio). The Subadvisory fee was calculated at the following annual rates: .50% on the first $50 million of average daily net assets; .45% on the next $100 million; .35% on the next $100 million; .30% on the next $100 million; .25% over $350 million.
 ++      For the period 6/2/97 (commencement of operations) through 11/30/97
+++      For the period 12/1/96 through 4/14/97 (termination of operations)

         The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Subadvisory Agreements may be terminated by the Trust, the Adviser or the respective Subadviser upon the specified written notice contained in the Agreement.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (including short-term capital gains).

         So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net capital gains realized during each fiscal year. All distributions are reinvested in shares of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

         Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for tax purposes.


         The Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under
Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will not be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.



         A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, the "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Such mark-to-market gain will be treated as ordinary income. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year, its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


         The Cash Management, Corporate Bond and Emerging Markets Portfolios had capital loss carry-forwards of $2,503, $218,318, and $8,943,573, respectively, at November 30, 1998. To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through 2004 and 2005. The utilization of such losses will be subject to annual limitations under the Code.


                               SHARES OF THE TRUST

         The Trust consists of twenty-six separate Portfolios, each of which offers a single class of shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

         In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                                 PRICE OF SHARES

         Shares of the Trust are currently offered only to the Variable Separate Account. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares separately by dividing the total value of its net assets by the shares outstanding. The net asset value of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Stocks and convertible bonds and debentures traded on the NYSE are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Adviser or Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the

Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of the respective Portfolio is divided by the total number of shares outstanding to arrive at the net asset value per share.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

         The Adviser or Subadviser may cause a Portfolio to pay such broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may not be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust has obtained exemptive orders from the SEC, permitting the Trust in certain circumstances to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of a subadvisory relationship with one or more Portfolios) as a principal in purchases and sales of certain securities, and to pay commissions, fees or other remuneration to such securities dealers in connection with the sale of securities to or by any of the Portfolios on a securities exchange without complying with certain of the requirements of Rule 17e-1 under the 1940 Act.

         Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.


         For the fiscal year ended November 30, 1998, and for the period December 1, 1998 through January 31, 1999 (new fiscal year end) the Portfolios acquired no securities of brokers or dealers that executed its portfolio transactions during the fiscal year.



         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 1999, November 30, 1998, 1997 and 1996.



                           1999 BROKERAGE COMMISSIONS



                                                                                                 PERCENTAGE OF
                                                                                                  AMOUNT OF
                                               AMOUNT PAID          PERCENTAGE OF                TRANSACTIONS
                           AGGREGATE          TO AFFILIATED        COMMISSIONS PAID               INVOLVING
                           BROKERAGE          BROKER-DEALERS*      TO AFFILIATED                 PAYMENT OF
         PORTFOLIO        COMMISSIONS*                             BROKER-DEALERS*               COMMISSIONS*

Cash Management              --                     --                    --

Corporate Bond               --                     --                    --

Global Bond                  --                     --                    --

High-Yield Bond              --                     --                    --

Worldwide High               --                     --                    --

Income

                                                                                                 PERCENTAGE OF
                                                                                                  AMOUNT OF
                                               AMOUNT PAID          PERCENTAGE OF                TRANSACTIONS
                           AGGREGATE          TO AFFILIATED        COMMISSIONS PAID               INVOLVING
                           BROKERAGE          BROKER-DEALERS       TO AFFILIATED                 PAYMENT OF
         PORTFOLIO        COMMISSIONS*             *               BROKER-DEALERS*               COMMISSIONS*
SunAmerica Balanced          $20,508                --                    --

MFS Total Return             $104,590               --                    --

Portfolio (formerly
Balanced/Phoenix
Investment Counsel)
Asset Allocation             $308,929               $32,590               10.5%                        7.77%

Equity Income                $8,370                 --                    --
Utility                      $26,459                --                    --


Equity Index                 $7,045                 --                    --
Growth-Income                $411,348               --                    --

Federated Value              $23,384                --                    --

Venture Value                $246,044               $5,130                2.1%                         4.17%

Alliance Growth              $323,300               --                    -

MFS Growth and               $333,737               --                    --

Income Portfolio
(formerly
Growth/Phoenix
Investment Counsel)
Putnam Growth                $68,229                --

(formerly Provident
Growth)
Real Estate                  $37,343                --                    --

Small Company                $9,881                 --                    --
Value
Aggressive Growth            $56,850                --                    --

International Growth         $78,648                --                    --

and Income
Global Equities              $155,404               --                    --


                                                                                                 PERCENTAGE OF
                                                                                                  AMOUNT OF
                                               AMOUNT PAID          PERCENTAGE OF                TRANSACTIONS
                           AGGREGATE          TO AFFILIATED        COMMISSIONS PAID               INVOLVING
                           BROKERAGE          BROKER-DEALERS       TO AFFILIATED                 PAYMENT OF
         PORTFOLIO        COMMISSIONS*             *               BROKER-DEALERS*               COMMISSIONS*
International                $39,214                --                    --
Diversified Equities
Emerging Markets             $47,618                --                    --
"Dogs" of Wall               $109,583               --                    --
Street



*    For period December 1, 1998 through January 31, 1999 (new fiscal year end).




                           1998 Brokerage Commissions



                                                                                                           PERCENTAGE OF
                                                                                                             AMOUNT OF
                                                                                PERCENTAGE OF              TRANSACTIONS
                                   AGGREGATE             AMOUNT PAID           COMMISSIONS PAID              INVOLVING
                                   BROKERAGE            TO AFFILIATED           TO AFFILIATED               PAYMENT OF
         PORTFOLIO                COMMISSIONS          BROKER-DEALERS           BROKER-DEALERS              COMMISSIONS

Cash Management                     --                     --                    --                           --


Corporate Bond                    $391                     --                    -

Global Bond                         --                     --                    --
High-Yield Bond                     --                     --                    --

Worldwide High                      --                     --                    --
Income

SunAmerica Balanced           $141,473                     --                    --                           --

MFS Total Return              $125,555                    $95                    --
Portfolio (formerly
Balanced/Phoenix
Investment Counsel)
Asset Allocation            $1,153,926               $100,571                                              9.16%
Utility                       $139,718                     --                    --                           --
Growth-Income                 $984,054                 $1,000                                               0.06%

                                                                                                           PERCENTAGE OF
                                                                                                             AMOUNT OF
                                                                                PERCENTAGE OF              TRANSACTIONS
                                   AGGREGATE             AMOUNT PAID           COMMISSIONS PAID              INVOLVING
                                   BROKERAGE            TO AFFILIATED           TO AFFILIATED               PAYMENT OF
         PORTFOLIO                COMMISSIONS          BROKER-DEALERS           BROKER-DEALERS              COMMISSIONS

Federated Value               $214,317                   --                    --                           --



Venture Value                 $1,124,621                 $9,576                                             0.98%



Alliance Growth               $1,701,859                 --                    --                           --



MFS Growth and               $423,830                    $360                                               0.04%


Income Portfolio
(formerly
Growth/Phoenix
Investment Counsel)

Putnam Growth                $433,115                    $610                                               0.15%


(formerly Provident
Growth)

Real Estate                   $119,289                   $222                                               0.24%



Aggressive Growth             $424,154                   --                    --                           --



International Growth          $336,662                   --                    --                           --


and Income

Global Equities               $1,215,172                 $2,030                                             0.23%



International                $239,147                     --                   --                           --


Diversified Equities

Emerging Markets              $202,758                   --                    -                            --


"Dogs" of Wall               $82,855                     --                     -                           --
Street

                           1997 BROKERAGE COMMISSIONS



                                            AGGREGATE                AMOUNT PAID TO                PERCENTAGE PAID
                                            BROKERAGE                AFFILIATED                    TO AFFILIATED
                 PORTFOLIO                  COMMISSIONS              BROKER-DEALERS                BROKER-DEALERS
     Cash Management                        --                       --                            --
     Corporate Bond                         --                       --                            --
     Global Bond                            --                       --                            --
     High-Yield Bond                         $90                     --                            --



     Worldwide High Income                  --                       --                            --
     SunAmerica Balanced                     $73,801                 --                            --



     MFS Total Return Portfolio             $153,408                 --                            --


     (formerly
     Balanced/Phoenix
     Investment Counsel)

     Asset Allocation                        $618,233               $77,151                       12.48%



     Utility                                 $40,772                --                            --



     Growth-Income                           $547,081               --                            --



     Federated Value                         $77,121                --                            --



     Venture Value                           $634,966               $87,696                       13.81%



     Alliance Growth                         $1,020,216             --                            --



     MFS Growth and Income                  $731,747               $1,220                          .17%


     Portfolio (formerly
     Growth/Phoenix
     Investment Counsel)
     Putnam Growth                          $241,968                 $920                          .38%
     (Formerly Provident
     Growth)
     Real Estate*                           $53,466                  --                            --
     Aggressive Growth                      $251,919                 --                            --
     International Growth and               $120,957                 --                            --
     Income *
     Global Equities                        $1,376,002               --                            --

                                            AGGREGATE                AMOUNT PAID TO                PERCENTAGE PAID
                 PORTFOLIO                  BROKERAGE                AFFILIATED                    TO AFFILIATED
                                            COMMISSIONS              BROKER-DEALERS                BROKER-DEALERS

     International Diversified              $269,652                 --                            --
     Equities
     Emerging Markets*                      $80,600                  --                            -



FOR THE PERIOD JUNE 2, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 30, 1997.



                           1996 BROKERAGE COMMISSIONS



                                            AGGREGATE                AMOUNT PAID TO                PERCENTAGE PAID
                 PORTFOLIO                  BROKERAGE                AFFILIATED                    TO AFFILIATED
                                            COMMISSIONS              BROKER-DEALERS                BROKER-DEALERS
     CASH MANAGEMENT                        --                       --                            --

     CORPORATE BOND                         --                       --                            --

     GLOBAL BOND                            --                       --                            --

     HIGH-YIELD BOND                        $753                     --                            --

     WORLDWIDE HIGH INCOME                  --                       --                            --

     SUNAMERICA BALANCED*                   $10,184                  --                            --

     MFS TOTAL RETURN PORTFOLIO             $99,713                  --                            --
     (FORMERLY
     BALANCED/PHOENIX

     INVESTMENT COUNSEL)
     ASSET ALLOCATION                       $256,864                 $23,078                       8.98%

     UTILITY*                               $9,359                   --                            --

     GROWTH-INCOME                          $469,309                 --                            --

     FEDERATED VALUE*                       $14,785                  --                            --

     VENTURE VALUE                          $413,771                 $3,792                        0.92%

     ALLIANCE GROWTH                        $672,137                 --                            --

     MFS GROWTH AND INCOME                  $483,274                 --                            --
     PORTFOLIO (FORMERLY
     GROWTH/PHOENIX
     INVESTMENT COUNSEL)

                                            AGGREGATE                AMOUNT PAID TO                PERCENTAGE PAID
                 PORTFOLIO                  BROKERAGE                AFFILIATED                    TO AFFILIATED
                                            COMMISSIONS              BROKER-DEALERS                BROKER-DEALERS

     PUTNAM GROWTH                          $144,932                 --                            --
     (formerly Provident Growth)
     AGGRESSIVE GROWTH*                     $34,130                  --                            --
     GLOBAL EQUITIES                        $1,022,821               --                            --
     INTERNATIONAL DIVERSIFIED              $256,477                 --                            --
     EQUITIES




     For the period 6/3/96 (commencement of operations) through November 30, 1996.


                  The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the Securities Exchanges and Brokerage Practices generally, the foregoing practices may be modified.

                  The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a portfolio for investments. Investment Decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's Adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

                  If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

                  It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as Securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of Securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of Securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain Securities of that entity for the Portfolio.


                               GENERAL INFORMATION

                  Custodian - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

                  Independent Accountants and Legal Counsel -
     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Trust's independent accountants. PricewaterhouseCoopers, LLP, performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022 has been selected as legal counsel to the Trust.

                  Reports to Shareholders - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

                  Shareholder and Trustee Responsibility - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                  Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

                  Registration Statement - A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.


                              FINANCIAL STATEMENTS


     The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1998 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

Exhibits.

     (a)  Declaration of Trust, as amended. Incorporated herein by reference to
          Exhibit 1 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

     (b) By-Laws. Incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

     (c)  Inapplicable.

     (d) (i) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp.


          (ii) Form of Subadvisory Agreement between SunAmerica and Alliance Capital Management L.P.



          (iii) Form of Subadvisory Agreement between SunAmerica and Davis Selected Advisers, L.P.



          (iv) Form of Subadvisory Agreement between SunAmerica and Federated Investment Counseling.



          (v) Form of Subadvisory Agreement between SunAmerica and First American Asset Management.



          (vi) Form of Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management.



          (vii) Form of Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International.



          (viii) Form of Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company.



          (ix) Form of Subadvisory Agreement between SunAmerica and Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management.

          (x) Form of Subadvisory Agreement between SunAmerica and Putnam Investment Management, Inc.


     (e)  Inapplicable.

     (f)  Inapplicable.

     (g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 28, 1997.

     (h) (i) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Separate Account. Incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

          (ii) Transfer Agency and Service Agreement filed between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

     (i)  Opinion of Counsel.

     (j)  Consent of Independent Accountants.

     (k)  Inapplicable.

     (l)  Inapplicable.

     (m)  Inapplicable.

     (n)  Financial Data Schedule.

     (o)  (i) Inapplicable.

          (ii) Power of Attorney.

Item 24. Persons Controlled by or Under Common Control with the Registrant.

         There are no persons controlled by or under common control with the Registrant.

Item 25. Indemnification.

         Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI
                                 INDEMNIFICATION

                    The Trust shall provide any indemnification required by
               applicable law and shall indemnify trustees, officers, agents and employees as follows:

               (a) the Trust shall indemnify any director or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith an in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

               (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

               (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

               (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or
                    (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

               (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

               (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

               (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

               (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * *

                    The Investment Advisory and Management Agreement provides
               that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Investment Adviser.


                    SunAmerica Inc., the parent of Anchor National Life
               Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.

                    Insofar as indemnification for liabilities arising under the
               Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

                    SunAmerica Asset Management Corp. ("SunAmerica"), the
               Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

                           Alliance Capital Management L.P., Davis Selected
                  Advisers, L.P., Federated Investment Counseling, First American Asset Management, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Massachusetts Financial Services Company, Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management, and Putnam Investment Management, Inc., and the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of Alliance Capital Management L.P., Davis Selected Advisers, L.P., Federated Investment Counseling, First American Asset Management, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Massachusetts Financial Services

                  Company, Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management, and Putnam Investment Management, Inc., and other required information:

                                                                         File No.
                                                                         --------
                  Alliance Capital Management L.P.                     801-32361
                  Davis Selected Advisers, L.P.                        801-31648
                  Federated Investment Counseling                      801-34611
                  First American Asset Management                      801-24113
                  Goldman Sachs & Co.                                  801-16048
                  Goldman Sachs Asset Management International         801-38157
                  Massachusetts Financial Services Company             801-17352
                  Morgan Stanley Dean Witter Investment
                     Management d/b/a Morgan Stanley
                     Asset Management                                  801-15757
                  Putnam Investment Management, Inc.                   801-7974


Item 27. Principal Underwriters.

                  There is no Principal Underwriter for the Registrant.

Item 28. Location of Accounts and Records.

                           State Street Bank and Trust Company, 225 Franklin
                  Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

                           SunAmerica Asset Management Corp., is located at The
                  SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Alliance Capital Management L.P. is located at 1345 Avenue of the Americas, New York, New York 10105. Davis Selected Advisers, L.P. is located at 124 East Marcy Street, Sante Fe, New Mexico 87501. Federated Investment Counseling is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. First American Asset Management is located at U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402. Goldman Sachs Asset Management is located at 85 Broad Street, 12th Floor, New York, New York 10004. Goldman Sachs Asset Management International is located at Peterborough Court, 133 Fleet Street, London EC4A 2BB, England. Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, Massachusetts 02116. Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management is located at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. Putnam Investment Management, Inc., is located at One Post Office Square, Boston, Massachusetts 02109. Each of the Investment Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services.

                  Inapplicable.

Item 30. Undertakings.

                  Inapplicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 20 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused the Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of March, 1999.


                                       SUNAMERICA SERIES TRUST


                                       By:    /s/Peter C. Sutton
                                              --------------------------
                                              Peter C. Sutton
                                              Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 20 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                                             Trustee, Chairman and
                                             President                                March 30, 1999
         *                                   (Principal Executive Officer)
------------------
James K. Hunt

                                             Senior Vice President,
                                             Treasurer and Controller
         *                                   (Principal Financial and Accounting
------------------                           Officer)
Scott L. Robinson



         *
-----------------                            Trustee
Monica Lozano




         *                                   Trustee
----------------
Allan L. Sher



         *                                   Trustee
------------------
William M. Wardlaw


*By: /s/Robert M. Zakem                                                               March 30, 1999
     --------------------
     Robert M. Zakem
     Attorney-in-Fact

                             SUNAMERICA SERIES TRUST

                                  EXHIBIT INDEX


     Exhibit No.                                                  Exhibit
     -----------                                                  -------

     (d) (i) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp.

          (ii) Subadvisory Agreement between SunAmerica and Alliance Capital Management L.P.

          (iii) Subadvisory Agreement between SunAmerica and Davis Selected Advisers, L.P.

          (iv) Subadvisory Agreement between SunAmerica and Federated Investment Counseling.

          (v) Subadvisory Agreement between SunAmerica and First American Asset Management.

          (vi) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management.

          (vii) Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International.

          (viii) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company.

          (ix) Subadvisory Agreement between SunAmerica and Morgan Stanley Dean Witter Investment Management d/b/a Morgan Stanley Asset Management.

          (x) Subadvisory Agreement between SunAmerica and Putnam Investment Management, Inc.

     (i)  Opinion of Counsel.

     (j)  Consent of Independent Accountants.

     (n)  Financial Data Schedule.

     (o)  (ii) Power of Attorney.